Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.53

ENGINEERING, PROCUREMENT & CONSTRUCTION

MANAGEMENT AGREEMENT

This Engineering, Procurement & Construction Management Agreement (this “Agreement”), is dated as of August 7, 2007, and is entered into by and between HOKU MATERIALS, INC., a Delaware corporation (hereinafter referred to as “Owner”) and STONE & WEBSTER, INC. (hereinafter referred to as “Contractor”). Contractor and Owner are referred to herein as a “Party” and together as the “Parties.”

RECITALS

WHEREAS, Owner is building a 2000 Metric Ton/Year Polysilicon Plant to be located in Pocatello, Idaho (hereinafter referred to as the “Project”); and

WHEREAS, Owner intends to hire Contractor to perform certain engineering, procurement, and construction management services for the Project as hereinafter set forth; and

WHEREAS, Contractor desires to perform such services for Owner;

NOW, THEREFORE, pursuant to the terms and conditions and the mutual consideration set forth herein, Owner and Contractor agree as follows.

AGREEMENT

ARTICLE 1. DEFINITIONS.

Capitalized terms used in this Agreement and not otherwise defined, are defined in this ARTICLE 1.

1.1. AGREEMENT. The term “Agreement” means this Engineering, Procurement and Construction Management Agreement, together with all schedules, exhibits and appendices hereto, as such may be amended or amended and restated from time to time.

1.2. APPLICATION FOR PAYMENT. The term “Application for Payment” is defined in Article 10.1.1 of this Agreement.

1.3. CONTRACT PRICE. The “Contract Price” is defined in Article 7 of this Agreement.

1.4. CONTRACT TIME SCHEDULE. The “Contract Time Schedule” is defined in Article 6.1 of this Agreement.

1.5. CONTRACT TIMES. The number of Days or the dates stated in the Agreement (i) to achieve Substantial Completion, and (ii) to complete the Work so that it is ready for final payment in accordance with ARTICLE 10 of this Agreement.

1.6. CONSTRUCTION MANAGEMENT. As Owner’s representative and an integral member of the project team during all phases of the project, that portion of Contractor’s Work related to planning, coordinating, monitoring, status assessment and reporting on construction progress, schedule and budget.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

1.7. DAY. The term “Day” shall mean a calendar day unless otherwise specifically designated.

1.8. ENGINEERING SERVICES. That portion of Contractor’s Work relating to the preparation of Drawings, Specifications, and other design documents specified in the Contract Documents and required to be performed by licensed design professionals.

1.9. HAZARDOUS SUBSTANCE. The term “Hazardous Substance” means any and all chemicals, constituents, contaminants, pollutants, materials, and wastes and any other carcinogenic, corrosive, ignitable, radioactive, reactive, toxic or otherwise hazardous substances or mixtures (whether solids, liquids, gases), or any substances now or at any time subject to regulation, control, remediation or otherwise addressed as a hazardous substance under applicable laws, including those laws, regulations and policies relating to the discharge, emission, spill, release, or threatened release into the environment or relating to the disposal, distribution, manufacture, processing, storage, transport, treatment, or other use of such substances.

1.10. MILESTONE. A principal event specified in the Contract Documents relating to an intermediate completion date or time prior to Substantial Completion of all the Work.

1.11. OWNER AND CONTRACTOR. Contractor is an independent contractor and, except for the procurement of engineered equipment necessary for the Project and its Construction Management Services, is not an agent of Owner. This Agreement shall not be construed as establishing an employment agreement, a partnership, a general agency, or a joint venture, and neither party shall have any authority to incur or commit for expenditures on behalf of the other party or to obligate that party except as expressly authorized by that party in writing.

1.12. PRELIMINARY DOCUMENTS. The term “Preliminary Documents” is defined in Article 3.2.1 of this Agreement.

1.13. PROJECT. The “Project” is defined in the recitals to this Agreement, and includes total construction, which may include construction by other contractors of Owner and/or Owners own forces and Contractor’s Work.

1.14. SITE. Lands or other areas designated in the Contract Documents as being furnished by Owner for the performance of construction, storage, lay down, or access.

1.15. SUBCONTRACTOR. The term “Subcontractor” shall mean a person or entity who has a direct contract with Contractor to perform a portion of the Work. Subcontractor shall include an authorized representative of the Subcontractor. The term Subcontractor does not include any separate contractor employed by Owner.

1.16. SUB-SUBCONTRACTOR. A Sub-subcontractor is a person or entity who has an agreement with a Subcontractor to perform any portion of the Subcontractor’s work.

1.17. SUBSTANTIAL COMPLETION. The time at which the Work (or a specified part) has progressed to the point where it is sufficiently complete, in accordance with the Contract Documents, so that the Project (or a specified part) can be utilized for the purposes for which it is intended. The terms “substantially complete” and “substantially completed” as applied to all or part of the Project refer to Substantial Completion thereof.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

1.18. TARGET PRICE. The term “Target Price” is defined on Addendum 1 to Exhibit D of this Agreement.

1.19. TECHNICAL SPECIFICATIONS. Means all equipment, process and related specifications concerning the engineering, construction, integration into the Project, and operation of such equipment or processes as such may be provided by Contractor, one or more Subcontractors, Owner or a contractor or subcontractor that is hired by Owner.

1.20. TIC (Total Installed Cost). The term “TIC” is defined in Addendum 1 to Exhibit D of the Agreement.

1.21. WORK. The term “Work” shall mean engineering, procurement and construction management services of the Project to be performed by Contractor under this Agreement and includes all services, labor, and tests provided or to be provided to fulfill Contractor’s obligations under this Agreement, as described on Exhibit A attached hereto.

ARTICLE 2. THE CONTRACT DOCUMENTS

2.1. CONTRACT DOCUMENTS. The Contract Documents comprise the entire Agreement between Owner and Contractor. The Contract Documents are as follows:

2.1.1. AGREEMENT. This Engineering, Procurement and Construction Management Agreement;

2.1.2. DOCUMENTS RELATING TO CONTRACTOR’S SCOPE OF WORK, including, without limitation, Exhibit A attached to this Agreement, and all schedules and appendices attached thereto;

2.1.3. DRAWINGS AND SPECIFICATIONS. The Drawings and Specifications prepared by Contractor and approved by Owner as listed on Exhibit A, including all schedules and appendices attached thereto, together with all additions and revisions thereto; and

2.1.4. MODIFICATIONS. A modification is (1) an amendment to this Agreement signed by both Parties and Agent as outlined in Exhibit E attached hereto, (2) a Change Order as outlined in Section 8 of this Agreement, or (3) a written order for a minor change in the Work issued by Owner.

2.2. INTENT OF CONTRACT DOCUMENTS. The Contract Documents are intended to describe a functionally complete Project to be designed and constructed in accord with the Contract Documents. Any work, services, materials, or equipment that may reasonably be inferred from prevailing custom or trade usage as being required to complete the Work in accord with the Contract Documents will be furnished and performed whether or not specifically called for. When words or phrases which have a well-known technical, construction industry, or trade meaning are used to describe work, materials, or equipment, such words or phrases shall be interpreted in accord with that meaning.

2.3. CONTRACT DOCUMENTS ARE COMPLEMENTARY. The Contract Documents are complementary; what is called for by one is as binding as if called for by all. In the event of a discrepancy in the Contract Documents, the order of precedence shall be as outlined in 2.4 below.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

2.4. PRECEDENCE OF CONTRACT DOCUMENTS. The precedence of the Contract Documents for interpretation shall be in the following sequences:

1. This Agreement and any amendments thereto;

2. DOCUMENTS RELATING TO CONTRACTOR’S SCOPE OF WORK, wherein precedence shall be large scale plans, over small scale, figured dimensions over scaled dimensions and noted materials over graphic indications.

3. Modifications pursuant to Article 2.1.4 above.

2.5. MODIFICATION OF CONTRACT DOCUMENTS. Except where specifically provided by the Contract Documents, and except in the case of Change Orders, the Contract Documents may be amended, altered, or changed only by written agreement signed by both Owner and Contractor.

ARTICLE 3. CONTRACTOR’S RESPONSIBILITIES.

3.1. GENERAL SERVICES OF CONTRACTOR

3.1.1. CONTRACTOR SHALL COMPLETE THE WORK. Contractor shall complete or cause to be completed all of the Work in accord with the Contract Documents. Except as otherwise specified herein, Contractor shall cause the Work to be performed in accord with all federal, state and local laws, and regulations that are applicable and in effect as of the date of this Agreement.

3.1.2. PERSONNEL AND MATERIALS.

3.1.2.1. ADEQUATE PERSONNEL. Contractor shall furnish necessary and qualified engineers, architects, technicians, draftsmen, supervisors, labor, equipment, tools, materials, supplies, and incidentals to perform the Work in accord with the Contract Documents. Contractor shall be responsible for proper staffing of the Work to be performed under this Agreement.

3.1.2.2. RESPONSIBILITY FOR PERSONNEL. Contractor shall be fully responsible to Owner for all acts and omissions of Subcontractors and other personnel hired or retained by Contractor to perform or furnish any of the Work required by the Contract Documents. Contractor, however, shall not be responsible for any acts or omissions of personnel hired or retained by Owner in connection with the Project. Nothing in the Contract Documents shall create for the benefit of any personnel hired or retained by Owner any contractual relationship with Contractor nor shall it create any obligation on the part of Contractor to make payment to personnel hired by or retained by Owner.

3.1.2.3. RESPONSIBILITY FOR SCHEDULING. Contractor shall be responsible for scheduling and coordinating Subcontractors and other personnel retained or hired by Contractor to perform the Work or any portion thereof. Contractor shall require Subcontractors and other personnel hired or retained by Contractor to perform or furnish any of the Work to communicate with Owner only through Contractor.

3.1.3. SUBCONTRACTS. Contractor shall assure that all Subcontractors who are engaged or retained by Contractor to perform Work on the Project do so under the terms of an appropriate subcontract which is consistent with the applicable provisions of this Agreement and which binds the Subcontractor to the applicable terms and conditions of the Contract Documents.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

3.1.4. CONTRACTOR’S REPRESENTATIVE. Contractor shall designate a representative. The name of Contractor’s representative shall be given to Owner in writing. Owner shall be notified of any change in Contractor’s representative in writing. Contractor hereby names Mel Barnett as its Contractor’s representative.

3.1.5. COMPLIANCE. Contractor shall pay all payroll taxes, including taxes of any kind assessed against, deducted, or deductible from wages or salaries and shall comply with all applicable federal, state and local laws, ordinances, orders, rules and regulations including but not limited to, those relating to equal employment opportunity and affirmative action for disabled veterans, veterans of the Vietnam Era, handicapped persons and all other legally protected classes, the Americans with Disabilities Act, the Fair Labor Standards Act as amended, Title VII of the Civil Rights Act of 1964, and the Occupational Safety and Health Act.

3.1.6. PERMITS. Unless otherwise provided in the Contract Documents, Contractor shall assist Owner for all construction and operational permits and licenses, including those relating to environmental issues and those related to Owner’s process, which are necessary for the prosecution of the Work. Owner is responsible for governmental charges and inspection fees necessary for the prosecution of the Work.

3.1.7. LAWS AND REGULATIONS. Contractor shall give all notices and comply with all laws and regulations which are applicable to furnishing and performance of the Work. Changes in laws or regulations not known or foreseeable on the date of this Agreement which have an effect on the cost or the time of performance of the Work may be the subject of a request for a Change Order under ARTICLE 8.

3.1.8. TAXES. Except for sales and use taxes required to be paid by Owner, Contractor shall pay all sales, consumer, use, gross receipts, and other similar taxes required to be paid by Contractor in accord with the laws and regulations of the place of the Project which are applicable during the performance of the Work. Contractor shall also provide Owner reasonable assistance to establish tax exemptions where applicable.

3.1.9. SAFETY. Contractor shall take necessary precautions for the safety of its employees on the Work and shall comply with all applicable provisions of federal, state, and municipal safety laws to prevent accidents or injury to person on, about, or adjacent to the Project Site. Contractor shall implement a Site safety program based upon the policies and procedures outlined in Contractor’s Corporate Safety Manual, a copy of which will be provided to Owner upon request. Contractor shall erect or shall cause to be erected and maintained, as required by the conditions and progress of the Work, necessary safeguards for the protection of its employees. It is understood and agreed, however, that Contractor shall have no responsibility for the elimination or abatement of safety hazards created or otherwise resulting from work at the Site carried on by other persons or firms directly employed by Owner as separate contractors or by Owner’s tenants, and Owner agrees to cause any such separate contractors and tenants to abide by and fully adhere to all applicable provisions of federal, state, and municipal laws and regulations and to comply with all reasonable requests and directions of Contractor for the elimination or abatement of any such safety hazards at the job site.

3.1.10. MAINTENANCE OF BOOKS AND RECORDS. As to any time and material work, Contractor’s books and records shall include time cards and other records relating to the time of Contractor personnel spent on the Work and any expenditures made by Contractor for which Contractor will request reimbursement from Owner hereunder.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

3.2. RESPONSIBILITIES WITH RESPECT TO ENGINEERING. Contractor is responsible for the general plant design and integration of the designs of other contractors of Owner into the overall Project.

3.2.1. DRAWINGS AND SPECIFICATIONS. Contractor shall prepare Drawings and Specifications based on Owner-approved preliminary documents attached hereto as Schedule 1 to Exhibit A (the “Preliminary Documents”). The Drawings and Specifications shall set forth the requirements for the construction of the Work in sufficient detail to enable Owner and its contractors to construct the Project. Drawings and Specifications shall ordinarily be submitted to Owner for its written approval. Owner shall approve or reject such Drawings and Specifications within 7 days of receipt from Contractor.

3.2.2. STANDARD OF CARE. The standard of care for all design services performed or furnished by Contractor under this Agreement will be the care and skill ordinarily used by members of the architectural and engineering profession practicing under similar conditions in the same locality. In the event that design services furnished by Contractor do not meet the foregoing standard of care, Contractor will re-perform such services at no cost to Owner, provided, however, that Owner notifies Contractor, in writing, of such design deficiency within a period of one year from the date of Substantial Completion of the Work or any separable portion of the Work containing a design deficiency.

3.2.3. NO WARRANTY FOR PERFORMANCE BY OTHERS. Contractor does not warrant any process, or the designs connected therewith, or any design services to be furnished by others, including but not limited to processes and designs furnished by Owner and any contractors retained by Owner. Additionally, Contractor does not warrant any materials or equipment purchased as Agent of Owner. Owner shall compensate Contractor for remedying or making changes in the Work or portions thereof requested by Owner which result from deficiencies or changes in such processes and designs by others.

3.2.4. BREACH OF DUTY OF CARE – ENGINEERING. In any event, Contractor’s liability under Article 3.2.2, shall be limited to the obligation to re-perform, at its sole cost and expense, any negligently designed portion of the Work. Contractor shall not incur any other responsibility or liability whatsoever to Owner, for losses or damages of any nature whatsoever arising out of or in connection with Article 3.2.2 of this Agreement and not expressly assumed hereunder.

3.3. RESPONSIBILITIES WITH RESPECT TO PROCUREMENT.

3.3.1. CONTRACTOR’S RESPONSIBILITIES. Acting as agent of Owner, Contractor shall procure engineered equipment necessary for the construction of the Project. Such procurement services shall include expediting of procured long lead equipment items. All procurement services shall be performed in accordance with the procurement plan attached hereto as Appendix 1 to Exhibit A (the “Procurement Plan”). Notwithstanding anything to the contrary in this Agreement or the Procurement Plan, Contractor shall obtain Owner’s prior written authorization prior to making each purchasing commitment as Owner’s agent.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

3.3.2. STANDARD OF CARE. The standard of care for all procurement services performed or furnished by Contractor under this Agreement will be the care and skill ordinarily used by members of the engineering profession practicing under similar conditions in the same locality. In the event that procurement services furnished by Contractor do not meet the foregoing standard of care, Contractor will re-perform such procurement services at no cost to Owner, provided, however, that Owner notifies Contractor, in writing, of such deficiency within a period of one year from the date of Substantial Completion of the Work or any separable portion of the Work containing a deficiency. In no event does Contractor provide any warranty to Owner on such material or equipment except that Contractor shall ensure that all such warranties provided by the vendors are in the name of, or assigned to, Owner.

3.4. RESPONSIBILITIES WITH RESPECT TO CONSTRUCTION MANAGEMENT.

3.4.1. CONTRACTOR’S RESPONSIBILITIES. Acting as agent of Owner, Contractor shall provide Construction Management Services to Owner.

3.4.2. STANDARD OF CARE. The standard of care for all construction management services performed or furnished by Contractor under this Agreement will be the care and skill ordinarily used by members of the architectural and engineering profession practicing under similar conditions in the same locality. In the event that construction management services furnished by Contractor do not meet the foregoing standard of care, Contractor will re-perform such services at no cost to Owner, provided, however, that Owner notifies Contractor, in writing, of such deficiency within a period of one year from the date of Substantial Completion of the Work or any separable portion of the Work containing a deficiency.

3.4.3. INITIAL START-UP. With the assistance of Owner’s personnel, Contractor shall direct the checkout of utilities and operation of systems and equipment for readiness and shall assist in their initial start-up and testing review.

ARTICLE 4. OWNER’S RESPONSIBILITIES

4.1. PROJECT INFORMATION. If reasonably required and applicable to the Project and the Work, Owner shall provide Contractor with the following:

4.1.1. ENVIRONMENTAL ASSESSMENT. Environmental assessment and impact statements;

4.1.2. SURVEYS. Property, boundary, easement, right-of-way, topographic, and utility surveys;

4.1.3. LAND USE RESTRICTIONS. Zoning, deed, and other land use restrictions;

4.1.4. SUBSURFACE INVESTIGATIONS. Subsurface investigations performed by or on behalf of Owner relating to the Site;

4.1.5. ENGINEERING SURVEYS. Engineering surveys to establish reference points for design and construction which in Contractor’s judgment are necessary to enable Contractor to proceed with the Work;

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

4.1.6. OWNER SUPPLIED DELIVERABLES:

4.1.6.1. [*]: Owner shall use commercially reasonable efforts to provide native format PFD’s, P&ID’s, drawings, data sheets and other work product prepared on behalf of Owner by Owner’s other contractors for the Project.

4.1.6.2. [*]: Owner shall provide the documentation and equipment for the [*], which are necessary for the completion of the Work.

Owner deliverables under this Section 4.1.6.2 shall include:

1.	PFDs for equipment

2.	P&IDs

3.	Rated consumption of specifications of utilities and materials

4.	Equipment table

5.	Equipment layout

6.	Foundation load chart (device load, including net weight, operation weight, maintenance weight and civil engineering conditions drawing)

7.	Anchor bolt chart

8.	Material supply data sheet or curve at different period of time, as reference values

9.	Installation, operation, and maintenance manuals

10.	Pipe layout plan

11.	Pipe materials grade table for reactor

12.	Heat insulation table of equipment and pipe

13.	Layout plan of connecting points

14.	General drawing of equipment

15.	Detail drawing of the whole equipment set

16.	Orientation diagram of equipment orifices

17.	Drawings for special spare parts

4.1.6.3. [*]: Owner shall provide the system design documentation per [*] that is necessary for the completion of the Work.

Owner deliverables under this Section 4.1.6.3 shall include:

1.	Process flow diagram

2.	P&ID

3.	Compressor specification

4.	Refrigeration specification

5.	Vessel layout drawings

6.	Utilities summary

7.	Piping specifications

8.	Single line diagram for electrical users

9.	Pump data sheets

10.	Heat exchanger data sheets

11.	Heat exchanger layout drawings

12.	Plot plan

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

13.	Automatic valve data sheets

14.	Pressure relief valve calculations

15.	Pressure relief valve data sheets

16.	Valve summary

17.	Instrument summary

18.	Instrument data sheets

19.	Insulation specification

20.	Electrical schematics

21.	Sequence chart

22.	Operating instructions

23.	I/O List with set points

4.1.6.4. TCS Production and Purification: Owner shall provide the following documentation regarding the TCS production and purification processes as soon as practicable so as not to delay the Project Schedule.

1.	Material balance (simulated)

2.	Heat Balance (simulated)

3.	Impurity tracking levels (simulated)

4.	Process flow diagrams keyed to the Stream Catalog (simulated)

5.	Stream Catalog(simulated)

6.	Operating conditions: pressure, temperature, duty cycle, physical properties

7.	Equipment list: very rough sizes, materials of construction

8.	Equipment details for the fluidized bed and the columns used to supply the solar grade TCS

9.	Sizing and suggested ports

4.1.7. ASSISTANCE WITH APPROVALS. Assistance in filing documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project;

4.1.8. INFORMATION CONCERNING HAZARDS. Information known to or in the possession of Owner relating to the presence of hazardous materials and substances at the Site;

4.1.9. AVAILABILITY OF LANDS. The lands upon which the construction is to be performed, rights-of-way and easements for access thereto and, upon written request of Contractor, a statement of record legal title and a legal description of such lands. Owner shall identify any encumbrances or restrictions which specifically relate to the use of such lands so furnished with which Contractor will have to comply in performing the Work. Easements for permanent structures or permanent changes in existing facilities will be obtained and paid for by Owner.

4.2. OWNER REVIEW. Owner shall give thorough and timely consideration to all sketches, plans, drawings, specifications, proposals, contracts, and other documents submitted by Contractor and shall inform Contractor promptly of its approval and/or comments. Such review period of Owner shall not exceed 7 days. Upon Owner’s request, Contractor shall immediately, and in any case, no later than 3 business days after receipt of such request, provide Owner with copies of all existing, supporting documents, and all Contract Documents (as defined in Article 2.1 above, whether in draft, partial or complete form), all procurement documentation, all subcontracts, and all time sheets and documents related to fees and payments.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

4.3. PROFESSIONAL SERVICES. Owner shall furnish such legal, accounting, and insurance counseling services as Owner may require.

4.4. OWNER’S REPRESENTATIVE. Owner shall, in writing, designate a person to act as Owner’s representative with respect to the services Contractor is to perform under this Agreement. Such person shall have complete authority from Owner to transmit instructions, receive information, and to interpret and define Owner’s policies and decisions with respect to such services. In addition, at Owner’s cost, Owner may hire one or more third party engineers to review, oversee and audit Contractor’s work pursuant to this Agreement. However, it is understood by both Parties that Contractor is under no obligation to follow any instruction or directive of such Owner’s third party representatives and Owner shall indemnify and hold harmless Contractor from any liabilities which may result from such Owner’s third party representatives. Contractor hereby agrees that it shall cooperate with such third party engineer who is designated in writing by Owner, and, at Owner’s request, Contractor shall provide such third party with all information and documentation that Owner is entitled to receive pursuant to this Agreement, including, without limitation, all Contract Documents (as defined in Article 2.1 above), all procurement documentation, all subcontracts, and all time sheets and documents related to fees and payments. Contractor acknowledges and agrees that Owner’s third party consultant may be an engineering, procurement and construction firm that is a competitor of Contractor; provided, however, that Contractor may require such third party to sign a commercially reasonable confidentiality agreement prior to disclosing Contractor’s confidential information that is included in such information and documents.

4.5. HAZARDOUS SUBSTANCES. Owner shall remove, transport and dispose of any Hazardous Substance, or shall cause the removal, transportation, and disposal of any such Hazardous Substance, (other than Hazardous Substances transported and released on Site by Contractor or created, used, or handled as part of Contractor’s Work at the Site) discovered or released at the Site.

4.6. PAYMENTS TO CONTRACTOR. Owner shall make payments to Contractor promptly when they are due as provided in this Agreement.

4.7. NOTICE OF FAULTS OR DEFECTS. If Owner becomes aware of any fault or defect in the Project or non-conformance with the Contract Documents, Owner shall give prompt written notice thereof to Contractor.

4.8. OWNER-FURNISHED EQUIPMENT AND MATERIALS. Owner will assure that any equipment or materials to be furnished by Owner for the Project is furnished in accord with the Project schedule prepared by Contractor.

4.9. PROMPTNESS; RELIANCE. The services and information required by the above paragraphs shall be furnished with reasonable promptness at Owner’s expense. In performing services under this Agreement, Contractor shall be entitled to rely on all information provided by Owner hereunder. Contractor shall not be responsible or liable in any manner for any defect or deficiency in the information supplied or for defects or deficiencies in Contractor’s performance or services to the extent they result from Contractor’s reliance on such information.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

4.10. REVIEW OF DRAWINGS AND SPECIFICATIONS. Owner shall promptly review with Contractor that are submitted to Owner in accord with Article 3.2.1 and indicate thereon that such drawings are “APPROVED FOR CONSTRUCTION” prior to their release for construction.

4.11. NON-WAIVER. Any approvals by Owner of the Work, the design documents or any changes, alterations, revisions or modifications thereto as required or allowed by this Agreement, or otherwise, at any time, shall not waive, release or diminish Contractor’s professional responsibilities hereunder.

4.12. CO-LOCATION. At Owner’s option, Owner may co-locate Owner’s Representative with Contractor’s Representative, and if such location is at Contractor’s place of business, then Contractor shall provide Owner’s Representative, at no charge, with reasonable access to an office, cubicle, conference room, or similarly suitable work space at Contractor’s place of business during Contractor’s normal business hours.

ARTICLE 5. SUBCONTRACTS.

5.1. SUBCONTRACTED WORK. All portions of the Work that Contractor does not perform with its own forces shall be performed under subcontracts.

5.2. RESPONSIBILITY FOR SUBCONTRACTORS. Owner reserves the right to obtain contractual relationships directly with any subcontractor. When requested by Owner, Contractor shall be responsible for the management of Owner’s subcontractors in the performance of their work. Owner shall communicate with subcontractors through Contractor. However, Contractor shall not be responsible for any liabilities which results from such subcontractors and Owner agrees to defend and indemnify Contractor from any liabilities claimed by such Owner subcontractors/vendors.

ARTICLE 6. TIMING OF WORK.

6.1. CONTRACT TIME SCHEDULE. Contractor shall put forth a good faith effort to ensure that the Work will be prosecuted by Contractor in accord with the schedule set forth in Exhibit B hereto (the “Contract Time Schedule”) and upon progress schedules mutually agreed upon with Owner.

6.2. DATE OF SUBSTANTIAL COMPLETION. The date or dates for the Preliminary Reactor Test Demonstration (as defined on Exhibit B), Mechanical Completion (as defined on Exhibit B), and Substantial Completion of the Work or a designated portion thereof are set forth in Exhibit B.

6.3. DELAYS. If Contractor is unable to meet the Contract Time Schedule due to any actual delay in the progress of the Work that is caused by: (1) any act or omission of Owner or by any separate contractor employed by Owner, (2) changes ordered in the Project; (3) any act of force majeure including, but not limited to, strikes, fire, or any event beyond the control of Contractor; (4) adverse weather conditions not reasonably anticipatable; or (5) by a delay authorized by Owner, then Contractor shall be entitled to a Change Order extending the applicable Milestone date and/or increasing the TIC and Target Price for the period of time and for such increase in the TIC and Target Price as are directly caused by any of the foregoing circumstances of such delay; provided, however, that Contractor shall use commercially reasonable efforts to mitigate any delay caused by the foregoing circumstances; and, provided, further that the Contract Time Schedule shall not be extended, and the TIC and Target Price shall not be increased to the extent that the acts or omissions of Contractor directly contributed to such

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

delay. If the Work is delayed due to the fault of Contractor such that Contractor does not achieve the Preliminary Reactor Test Demonstration, Mechanical Completion or Substantial Completion on or before the applicable date set forth in the Contract Time Schedule, then the Contract Time Schedule shall not be adjusted, the TIC and Target Price shall not be increased, and Contractor shall pay Owner liquidated damages (LD’s) in the amount of [*] per day of delay in achieving the applicable milestone. Such LD’s owed by Contractor to Owner shall be limited to one million dollars ($1,000,000) in the aggregate. Such liquidated damages shall be Owner’s sole remedy against Contractor for Contractor’s failure to achieve any applicable milestone and Contractor shall not otherwise be liable for any direct, indirect, incidental, consequential or other damages which may be suffered or incurred by Owner or others resulting from any interruption or delay in start-up or use of, or production from, any of Owner’s existing facilities or those to be designed and constructed hereunder.

6.4. ACCEPTANCE OF WORK. When the Work shall have achieved Substantial Completion, Owner and Contractor shall make a joint inspection thereof and shall prepare and sign a list of items of Work remaining to be completed.

6.5. INSTALLED EQUIPMENT.

6.5.1. JOINT INSPECTION. When each item of equipment is installed and is ready for start-up, Owner and Contractor shall make a joint inspection of such equipment. Upon satisfactory demonstration that each such item has been properly installed, Owner and Contractor shall furnish a signed acceptance thereof and release of responsible party.

ARTICLE 7. CONTRACT PRICE.

7.1. TIME & MATERIALS. Owner agrees to pay Contractor for the satisfactory performance of the Work on a fully reimbursable basis for the rates, costs, expenses, fees, and other consideration set forth in Exhibit D, attached hereto, as modified and supplemented by Addendum 1 to Exhibit D, (the “Contract Price”) in accordance with the payment procedures described in ARTICLE 10 below.

ARTICLE 8. CHANGES IN THE WORK.

8.1. OWNER MAY REQUEST CHANGES. Owner, without invalidating this Agreement, may order changes in the Work within the general scope of this Agreement consisting of additions, deletions, or other revisions. If substantive changes are ordered, the TIC, Target Price, and the Contract Time Schedule shall be adjusted accordingly. All such changes in the Work shall be authorized by Change Order.

8.2. CHANGE ORDER. A Change Order is a written order signed by Owner or its authorized agent and by Contractor or its authorized agent which is issued after the execution of this Agreement and which may constitute a change in the Work and\or an adjustment in the TIC, Target Price, and/or the Contract Time Schedule.

8.3. EMERGENCIES. In any emergency affecting the safety of persons or property, Contractor shall act, at its discretion, to prevent threatened damage, injury, or loss. Any increase in the TIC, Target Price, or extension of the Contract Time Schedule claimed by Contractor on account of emergency work shall be determined as provided in this Article.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

8.4. OBLIGATION TO PROCEED. In the event any Change Order requested herein requires approval of the Agent as defined in Exhibit E, Contractor shall be under no obligation to commence Work under any Change Order hereunder until such Change Order has been approved by Agent as defined in Exhibit E.

ARTICLE 9. UNCOVERING AND CORRECTION OF WORK.

9.1. CORRECTION OF WORK.

9.1.1. WORK REJECTED BY OWNER. Contractor shall promptly correct Work rejected by Owner which fails to conform to the requirements of the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed, or completed.

9.1.2. AFTER FINAL COMPLETION. If, within one year after the date of Substantial Completion of the Work or a designated portion thereof, or any longer period prescribed by any special guarantee required by the Contract Documents, any of the Work is found to be not in accord with the requirements of the Contract Documents, Contractor shall cause the Work to be corrected promptly after receipt of written notice from Owner to do so unless Owner has previously given Contractor a written acceptance of such condition. This obligation under this paragraph shall survive acceptance of and payment for the Work under this Agreement. The obligation under this paragraph shall also survive termination of this Agreement for cause. Owner shall give such notice promptly after discovery of the condition.

9.1.3. FAILURE TO CORRECT NON-CONFORMING WORK. If Contractor fails to correct non-conforming Work within a reasonable time, Owner may correct it in accord with Article 12.2.1.

ARTICLE 10. PAYMENTS TO CONTRACTOR.

10.1. PAYMENT PROCEDURE. Payments shall be made by Owner to Contractor such that Contractor is kept cash and commitment neutral/positive according to the following procedure:

10.1.1. SUBMITTAL BY CONTRACTOR. Once each month, Contractor shall submit to Owner an application for payment (the “Application for Payment”). The period covered by each Application for Payment shall be one calendar month ending on the last day of the month or as otherwise mutually agreed to accommodate Contractor’s cost system as it is understood that Contractor’s labor costs are accumulated such that a pay period must end on a Sunday. Contractor will provide with each Application for Payment a projection estimate for the anticipated costs of the Work during the upcoming month. This projected estimate of costs plus the Contractor’s Fee of [*] on all estimated costs, less the retainage stipulated in Section 10.1.1.1, shall serve as the basis of Contractor’s payment for that month. Within thirty (30) days after the end of each month during which any Work is performed, Contractor shall provide the Owner a summary of the costs, as defined by Exhibit D to this Agreement, incurred during such period accompanied by the supporting documentation for such reimbursable costs as required herein. Contractor will then prepare, contemporaneous with the next month’s Application for Payment, a monthly reconciliation of the reimbursable costs that compares the advance funding received from the Owner against the actual summary of costs for the applicable period. Should the reconciliation show a deficiency in funding, the then current monthly Application for Payment will include the amount necessary to fully reimburse Contractor for any such deficiency plus the any proportionate Fee deficiency.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

If the reconciliation shows an excess funding, the excess will be deducted from the then current monthly Application for Payment. Invoices paid and reconciled are not considered to be accepted by the Owner and Owner shall retain its right to audit Contractor’s costs and Applications for Payment.

Reimbursements of the Cost of the Work shall not be construed as Owner’s approval or acceptance of the Work. If disputed charges are identified at the time of original invoicing or during an audit of invoiced charges, payment for the disputed items may be withheld subject to resolution and subject to the interest provisions of Section 10.1.4. A resolution of disputed charges will be attempted through negotiation between the Party representatives identified in Article 15.9, which negotiation shall occur within 15 calendar days of the Contractor’s receipt of the notice of any disputed charges. If the Party representatives are unable to resolve the dispute, either Party may submit the dispute for resolution in accordance with Article 13.

Provided that an Application for Payment is received by the Owner not later than the 1st day of a month, the Owner shall make payment to the Contractor not later than the 15th day of the same month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than fifteen (15) days after the date it receives the Application for Payment.

With each Application for Payment, the Contractor shall submit partial release of liens, payroll information documenting actual hours worked with applicable rates, petty cash accounts, receipted invoices or invoices with check vouchers attached and any other evidence reasonably required by the Owner to support Contractor’s previous Applications for Payment and to demonstrate the cash disbursements already made by the Contractor on account of the cost of the Work.

Applications for Payment shall show the Cost of the Work that Contractor estimates that it will expend or incur through the end of the period covered by the Application for Payment and for which the Contractor has made or intends to make actual payment prior to the next Application for Payment plus the Contractor’s Fee of [*] on all such estimated costs, less the retainage stipulated in Section 10.1.1.1.

The amount of retainage with respect to progress payments, which will be reflected on the Application for Payment, will be:

10.1.1.1. [*] retainage on permits, fees, soil tests, construction testing, dumpsters, and miscellaneous direct third party costs;

10.1.1.2. [*] retainage on the Work until Substantial Completion. The Owner shall release and pay Contractor all amounts retained from the Applications for Payment within thirty (30) days of Contractor’s achievement of Substantial Completion.

10.1.2. FAILURE TO MAKE PAYMENT. If Owner should fail to pay Contractor at the time the payment of any amount becomes due, Contractor may, at its option, upon giving written notice that it will stop Work within ten (10) days after receipt of the notice by Owner, and after such ten (10) day period, stop the Work until payment of the amount owing has been received.

10.1.3. INTEREST. Payments due but unpaid shall bear interest at a rate equal to the [*] per month until paid.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

10.2. EVIDENCE OF PAYMENT. Before issuance of Final Payment, Owner may request satisfactory evidence that all payrolls, materials bills, and other indebtedness connected with the Work have been paid or otherwise satisfied.

10.3. REGULAR REPORTS. Notwithstanding the invoicing procedures, Contractor shall provide Owner with a weekly report of all hours worked; provided, however, that Owner shall have the right to audit all expense records and time tracking sheets on a daily basis.

ARTICLE 11. INDEMNITY, INSURANCE AND WAIVER OF SUBROGATION

11.1. INDEMNITY.

11.1.1. INDEMNITY BY PARTIES. Contractor shall indemnify and hold Owner, Owner’s affiliates, officers, directors, employees, and the heirs, executors, administrators and successors of each of them harmless from and against any and all claims, suits, demands, liabilities, losses, damages, costs, and expenses (“Claims”) Owner may suffer or pay out as a consequence of the negligent acts, errors, or omissions of Contractor, its agents, employees or Subcontractors in the performance of this Agreement provided that such Claims are attributable to bodily injury, sickness, disease or death, or to injury to the or the destruction of tangible property (other than the Work itself). Owner shall indemnify and hold Contractor, Contractor’s affiliates, officers, directors, employees, and the heirs, executors, administrators and successors of each of them harmless from and against any and all claims, suits, demands, liabilities, losses, damages, costs, and expenses (“Claims”) Contractor may suffer or pay out as a consequence of the negligent, acts, errors or omissions of Owner, its agents, employees or contractors (other than Contractor) provided that such Claims are attributable to bodily injury, sickness, disease or death, or to injury to the or the destruction of tangible property (other than the Work itself). The foregoing indemnities shall not include damages sustained by either party for incidental or consequential damages including, but not limited to, losses of income, profits, or production or damages sustained by either party on account of closure or shut-down of one or more of its facilities, but shall include reasonable costs and attorneys’ fees incurred by the party indemnified in defending itself against a claim as to which the other party owes a duty of indemnification. Each indemnitor shall be entitled to (a) prompt written notice of the occurrence that gives rise to a claim for indemnification hereunder, and (b) an opportunity to defend the claim, suit, or demand through counsel of its choosing. Indemnitor shall have the right to control the defense and to be the sole judge of the acceptability of any compromise or settlement.

11.1.2. INDEMNITY BY OTHERS. If, after the date of this Agreement, Owner enters into or amends any contract between Owner and any other contractor for the performance of work in the areas where Contractor’s Work will be performed under this Agreement, Owner shall cause such contractor to agree to indemnify Owner and Contractor and hold them harmless from all claims for bodily injury and property damage (other than property insured under Article 11.6.1) that may arise from that contractor’s operations. Such provisions shall be in a form satisfactory to Contractor. With respect to any similar contract between Owner and any other contractor entered into before the date of this Agreement, Owner shall use reasonable efforts to cause any such contract to be amended to provide the aforementioned indemnity to Owner and Contractor.

11.1.3. APPLICATION OF INDEMNITIES. Owner and Contractor intend that the indemnity obligations set forth in Articles 11.1.1 and 11.1.2 above shall apply even if a claim or loss arises in whole or in part from the negligence, strict liability, statutory liability, or other wrongful act or omission of the indemnified party. In such event the indemnifying party’s obligation shall be reduced in proportion to the indemnified party’s contributing negligence or fault.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

11.1.4. PATENT INFRINGEMENT. Owner agrees to indemnify and hold harmless Contractor for any liabilities which result from any patent or copyright infringement for any Work performed by Contractor where such infringement claim is based on documentary information provided by Owner or Owner’s contractors to Contractor for incorporation into the Project. Contractor agrees to indemnify and hold harmless Owner for any liabilities which result from any patent or copyright infringement related to the Work performed by Contractor where such infringement claim is based on the acts of Contractor or any of its Subcontractors.

11.2. CONTRACTOR’S LIABILITY INSURANCE. Contractor shall purchase and maintain such insurance as will protect it from the claims set forth below which may arise out of or result from Contractor’s performance and furnishing of the Work under this Agreement whether such operations be by Contractor or by any Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable. Except for workers’ compensation, employer’s liability, and professional liability, such policies shall name Owner as an additional insured, but only to the extent of Contractor’s Indemnity obligations as set forth in this Article 11.

11.2.1. WORKMEN’S COMPENSATION. Claims under workers’ compensation, disability benefit, and other similar employee benefit acts which are applicable to the Work to be performed.

11.2.2. CLAIMS FOR EMPLOYEE INJURY. Claims for damages because of bodily injury, occupational sickness or disease, or death of Contractor’s employees under any applicable employer’s liability law.

11.2.3. CLAIMS FOR INJURY TO OTHERS. Claims for damages because of bodily injury or death of any person other than Contractor’s employees.

11.2.4. OTHER CLAIMS. Claims for damages insured by customary personal injury liability coverage which are sustained (1) by any person as a result of an offense directly or indirectly related to the employment of such person by Contractor or (2) by any other person.

11.2.5. DAMAGE TO PROPERTY. Claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use therefrom.

11.2.6. OPERATION OF MOTOR VEHICLE. Claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle.

11.2.7. CONTRACTUAL LIABILITY. Claims arising out of the indemnity obligation assumed by Contractor under Article 11.1 of this Agreement.

11.2.8. PROFESSIONAL LIABILITY. Claims for professional negligence arising out of architectural and engineering services rendered by Contractor.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

11.3. INSURANCE LIMITS. Contractor’s Comprehensive General Liability, Workers’ Compensation, Automobile Liability insurance, and Professional Liability Insurance, as required by Article 11.2, shall be written for the limits of liability or amounts of coverage set forth in the Schedule of Insurance attached hereto as Exhibit C. Contractor insurance may be arranged under a single policy for the full limits required or by a combination of underlying policies with the balance provided by Excess or Umbrella Liability policies.

11.4. CANCELLATION OF INSURANCE. The foregoing policies shall contain a provision that the coverages afforded under the policies will not be canceled, that renewal will not be refused, and that the amount of coverage will not be reduced below the limits specified in Exhibit C until at least thirty (30) days prior written notice has been given to Owner. A Certificate of Insurance showing such coverages to be in force shall be filed with Owner prior to commencement of the Work.

11.5. OWNER’S LIABILITY INSURANCE. Owner shall be responsible for purchasing and maintaining at its expense its own liability insurance and, at its option, may purchase and maintain such insurance as will protect it against claims which may arise from operations under this Agreement.

11.6. INSURANCE TO PROTECT THE PROJECT.

11.6.1. PROPERTY INSURANCE. Owner shall purchase and maintain property insurance in a form acceptable to Contractor upon the entire Project for the full cost of replacement at the time of any loss. This insurance shall be on a “course of construction/builder’s risk” policy form and shall insure against loss from the perils of Fire and Extended Coverage physical loss or damage including, without duplication of coverage, at least theft, vandalism, malicious mischief, transit, off-site storage, collapse, flood, earthquake, testing, and damage resulting from defective design, workmanship, or material. Owner will increase the limits of coverage, if necessary, to reflect estimated replacement cost. Owner will be responsible for any co-insurance penalties or losses falling within the deductible limits of any policies.

11.6.2. OFF-SITE MATERIALS OR EQUIPMENT. Owner (or Contractor upon written request of Owner and on Owner’s behalf and at Owner’s expense) shall purchase and maintain property insurance in a form acceptable to Contractor to cover materials and equipment stored at the Site or at another location prior to being incorporated into the Work, provided that such materials or equipment have been included in an Application for Payment submitted to and approved by Owner.

11.6.3. OTHER PROPERTY INSURANCE. If during the Project construction period Owner insures properties, real or personal or both, adjoining, adjacent to, on, or in the Site by property insurance under policies separate from those insuring the Project, or if after Final Payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during construction, Owner and its insurers shall waive all rights in accordance with the terms of Article 11.9 for damages caused by fire or other perils covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

11.6.4. INSURANCE UPON OCCUPANCY. If Owner finds it necessary to occupy or use a portion or portions of the Project prior to Substantial Completion thereof, such occupancy shall not commence prior to a time mutually agreed to by Owner and Contractor and to which the insurance company or companies providing the property insurance have consented by endorsement to any applicable policy or otherwise. Consent of Contractor and of the insurance company or companies to such occupancy or use shall not be unreasonably withheld. Owner shall take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of applicable insurance.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

11.6.5. BOILER AND MACHINERY INSURANCE. Owner (or Contractor upon written request of Owner and on Owner’s behalf and at Owner’s expense) shall purchase and maintain such boiler and machinery insurance as may be required or necessary. This insurance shall include the interests of Owner, Contractor, and Subcontractors in the Work and Owner and Contractor shall be named insureds under such insurance.

11.6.6. LOSS OF USE OF PROPERTY. Owner (or Contractor upon written request of Owner and on Owner’s behalf and at Owner’s expense) shall purchase and maintain such insurance as will protect Owner and Contractor against loss of use of Owner’s property due to those perils insured pursuant to Article 11.6.1. Such policy will provide coverage for expenses of expediting materials, continuing overhead of Owner and Contractor, necessary labor expense including overtime, loss of income by Owner, and other determined exposures. Exposures of Owner and Contractor shall be determined by mutual agreement and separate limits of coverage fixed for each item. Owner and its insurers waives all rights of actions against Contractor for loss of use of Owner’s property including consequential losses due to the perils insured pursuant to Article 11.6.1.

11.7. OWNER’S POLICIES-CERTIFICATE OF INSURANCE. Owner shall furnish Contractor a Certificate of Insurance as to all policies provided by Owner pursuant to this Agreement immediately following execution of this Agreement and before an exposure to loss may occur. Contractor will be given thirty (30) days notice of cancellation, non-renewal, or any endorsements restricting or reducing coverage. If Owner does not intend to purchase the insurance specified in Article 11.6, it shall inform Contractor in writing prior to the commencement of the Work. Contractor may then effect insurance which will protect the interest of Contractor and the Subcontractors, and the Contract Price, Target Price and TIC shall be increased by Change Order. If Contractor is damaged by failure of Owner to purchase or maintain such insurance or to so notify Contractor, Owner shall bear all reasonable costs properly attributable thereto.

11.8. PROPERTY INSURANCE LOSS ADJUSTMENT.

11.8.1. PAYMENT OF AN INSURED LOSS. Any insured loss shall be adjusted with Owner and Contractor and made payable to Owner and Contractor as trustees for the insureds, as their interests may appear, subject to any applicable mortgage clause.

11.8.2. DISTRIBUTION OF MONIES. Upon the occurrence of an insured loss, monies received will be deposited in a separate account and the trustees shall make distribution in accord with the agreement of the parties in interest. In the absence of such agreement, any dispute between the parties as to the distribution of the monies received shall be determined in accord with the provisions of ARTICLE 13.

11.9. WAIVER OF RIGHTS.

11.9.1. WAIVER FOR PERILS COVERED BY INSURANCE. Owner and Contractor and their insurers waive all rights against each other and Subcontractors for damages caused by perils covered by insurance provided under this Article 11.6, except such rights as they may have to the proceeds of such insurance held by Owner and Contractor as trustees. Contractor shall require similar waivers from all Subcontractors and their insurers in favor of Owner and Contractor.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

11.9.2. WAIVER FOR DAMAGE TO EQUIPMENT. Owner and Contractor and their insurers waive all rights against each other and Subcontractors for loss or damage to any equipment used in connection with the Project which loss is covered by any property insurance. Contractor shall require similar waivers from all Subcontractors and their insurers in favor of Owner and Contractor.

11.9.3. WAIVER OF SUBROGATION BY CONTRACTOR’S INSURERS. Contractor shall obtain a waiver of subrogation consistent with this Article 11.9 by endorsement or otherwise from any insurer who issues any policy of insurance required of Contractor pursuant to the provisions of Article 11.6 above. Provided, however, Contractor shall not be required to obtain a waiver of subrogation under its professional liability policy required by Article 11.2.8 above. Contractor will obtain similar waivers of rights and waivers of subrogation interests from its Subcontractors and their insurers in favor of Contractor and Owner.

11.9.4. WAIVER OF SUBROGATION BY OWNER’S INSURERS. Owner shall obtain a waiver of subrogation consistent with this Article 11.9 by endorsement or otherwise, from any insurer who issues any policy of insurance required pursuant to the provisions of Article 11.6 above. Owner will obtain a waiver of subrogation in favor of Contractor and Subcontractors on property and consequential loss policies purchased for the Project after its completion. Owner will obtain similar waivers of rights and waivers of subrogation interests from its separate contractors or consultants and their insurers in favor of Contractor and Subcontractors.

11.9.5. EFFECT OF ENDORSEMENTS. If the policies of insurance referred to in this ARTICLE 11 require an endorsement to provide for continued coverage where there is a waiver of subrogation, Owner and Contractor will cause them to be endorsed.

ARTICLE 12. SUSPENSION OR TERMINATION OF THE AGREEMENT.

12.1. TERMINATION BY CONTRACTOR. If the Project is suspended or stopped for a period of more than thirty (90) days by Owner or under an order of any court or other public authority having jurisdiction, or as a result of any act of government, such as a declaration of a national emergency making materials unavailable, through no act or fault of Contractor, or if Owner fails for a period of ninety (90) days to pay Contractor any amount properly due under this Agreement, then Contractor may, upon seven days’ written notice to Owner and provided Owner does not remedy such suspension, stoppage, or failure within that time, terminate this Agreement and recover from Owner payment for all Work executed by Contractor together with any loss sustained by Contractor (whether expense, damage, or profits) as a result of such suspension, stoppage, or failure.

12.2. OWNER’S RIGHT TO PERFORM CONTRACTOR’S OBLIGATIONS AND TERMINATION BY OWNER FOR CAUSE.

12.2.1. CONTRACTOR’S FAILURE TO PERFORM. If Contractor fails to perform any of its obligations under this Agreement, Owner may, after seven days’ written notice during which period Contractor fails to initiate the performance of such obligation, make good such deficiencies. The TIC shall not be increased as a result of Owner making good such deficiencies.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

12.2.2. INSOLVENCY OF CONTRACTOR. If Contractor is adjudged a bankrupt, or if it makes a general assignment for the benefit of its creditors, or if a receiver is appointed on account of its insolvency, or if it persistently or repeatedly refuses or fails, except in cases for which an extension of time is provided, to supply enough properly skilled workmen or proper materials, or if it fails to make proper payment to Subcontractors or for materials or labor, or persistently disregards laws, ordinances, rules, regulations or orders of any public authority having jurisdiction, or otherwise is guilty of a substantial violation of this Agreement, then Owner may, without prejudice to any right or remedy and after giving Contractor and its surety, if any, seven (7) days written notice, during which period Contractor fails to cure the violation, terminate the employment of Contractor and take possession of the Site and of all materials and equipment to be used in the project and may finish the Work by whatever reasonable method it may deem expedient. In such case, Contractor shall be entitled to payment for Work satisfactorily completed up to the date of termination.

12.3. TERMINATION BY OWNER FOR CONVENIENCE. Upon seven days written notice to Contractor, Owner may, without cause and without prejudice to any other right or remedy of Owner, elect to terminate the Agreement. In such case, Contractor shall be paid for:

12.3.1. COMPLETED AND ACCEPTED WORK. Completed and accepted Work executed in accord with the Contract Documents prior to the effective date of termination at the rates outlined in Exhibit D;

12.3.2. EXPENSES. Reasonable expenses sustained prior to the effective date of termination in performing services and furnishing labor, materials, or equipment as required by the Contract Documents in connection with uncompleted Work at the rates outlined in Exhibit D;

12.3.3. SETTLEMENTS. Amounts paid in settlement of terminated contracts with Subcontractors and others (including but not limited to all fees and charges of engineers, architects, attorneys, and other professionals and all court or arbitration or other dispute resolution costs incurred in connection with termination of contracts with Subcontractors, and others); and

12.3.4. TERMINATION EXPENSES. Reasonable expenses incurred by Contractor directly attributable to termination.

12.4. RELEASE OF CONTRACT DOCUMENTS. If Owner terminates pursuant to Article 12.2 or 12.3, Contractor, upon receipt of final payment to Contractor from Owner, shall immediately deliver to Owner all Contract Documents (as defined in Article 2.1 above), all Designs and Specifications, all procurement documentation, all subcontracts and all other documents and records related to the Work.

12.5. SUSPENSION OF THE WORK. At any time and without cause, Owner may suspend the Work or any portion thereof for a period of not more than 90 days by notice in writing to Contractor which will fix the date on which Work will be resumed. Contractor shall resume the Work on the date so fixed. Contractor shall be allowed an adjustment in the TIC, Target Price or an extension of the Contract Time Schedule, or both, directly attributable to any such suspension if Contractor makes a claim therefor as provided in ARTICLE 8.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 13. DISPUTE RESOLUTION.

13.1. DISPUTE RESOLUTION. If any controversy or claim arises out of or relates to this Agreement, or breach thereof, the parties agree to the following procedure:

13.1.1. DIRECT NEGOTIATION. The parties shall initially attempt to resolve the dispute by direct negotiation in an amicable manner.

13.1.2. MEDIATION. If the parties fail to reach agreement by direct negotiation within (60) days from the commencement of negotiation, the parties will submit the dispute to non-binding mediation under the Construction Industry Mediation Rules of the American Arbitration Association. The mediation shall be held in the county and state where the Project is located, unless otherwise agreed to by the parties in writing.

13.1.3. ARBITRATION. If the parties cannot settle the dispute by non-binding mediation within 60 days from the commencement of mediation, the dispute shall be settled by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association then in effect unless the parties mutually agree otherwise. In any such arbitration proceeding, either party may join any third party who participated in the Project who is or may be necessary to resolution of the dispute. Such arbitration proceeding shall be held in the county and state where the Project is located, unless otherwise agreed to by the parties in writing.

13.1.4. DEMAND FOR ARBITRATION. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association within 60 days after the parties fail to reach agreement by non-binding mediation.

13.1.5. DISCOVERY BEFORE ARBITRATION. Prior to any arbitration hearing, discovery shall be limited to: interrogatories; requests for production of documents; exchange of written reports prepared by expert witnesses retained by any party to the proceeding; depositions of such expert witnesses; and depositions of no more than ten (10) witnesses by each party, unless otherwise agreed to by the parties in writing. The parties shall be entitled to take such discovery from third parties as agreed to or as ordered or approved by the arbitrator(s).

13.1.6. JUDGMENT. Judgment upon the award rendered by the arbitrators shall be final and may be entered in any court having lawful jurisdiction thereof.

13.1.7. PERFORMANCE PENDING RESOLUTION OF DISPUTE. Unless otherwise agreed in writing, Contractor shall continue its services and maintain its progress during any dispute resolution proceedings, and Owner shall continue to make payments to Contractor in accord with this Agreement.

ARTICLE 14. ASSIGNMENT AND GOVERNING LAW.

14.1. ASSIGNMENT OF AGREEMENT. Neither Owner nor Contractor shall assign its interest in this Agreement without the written consent of the other party, which such assignment shall not be unreasonably withheld, except as to the assignment of proceeds. In the event of any assignment of this Agreement, including an assignment by operation of law, this Agreement shall be binding on the assigning Party’s successors and assigns.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

14.2. CHOICE OF LAW. This Agreement shall be governed by the laws of the State of Idaho.

ARTICLE 15. MISCELLANEOUS PROVISIONS.

15.1. EXTENT OF AGREEMENT. This Agreement shall become effective on the date first set forth above (the “Effective Date”) Upon the effective date, this Agreement shall represent the entire agreement between Owner and Contractor relating to the Project and shall supersede all prior negotiations, representations, or agreements. This Agreement may be amended only by written instrument signed by both Owner and Contractor.

15.2. INFORMATION AND DOCUMENTS.

15.2.1. PROPRIETARY INFORMATION. All information disclosed to Contractor by Owner or acquired by Contractor solely in connection with the performance of the Work shall be held in confidence by Contractor and shall not be disclosed to third parties (other than Subcontractors or Sub-subcontractors) without Owner’s prior written consent unless Contractor can show to Owner’s satisfaction that said information (a) is generally known to the public without breach hereof, (b) was known to Contractor or in its possession prior to disclosure by Owner, (c) was disclosed to Contractor, after disclosure by Owner, by a third party having the unrestricted legal rights to disclose the same, or (d) is required by law to be disclosed.

15.2.2. OWNERSHIP OF DOCUMENTS. All documents prepared by Contractor, including but not limited to sketches, drawings, plans, specifications, models, calculations, computer software, and electronic media are instruments of service for the Project and are the property of Owner. The use of any documents prepared or furnished by Contractor for any purpose other than as set forth in this Agreement or modifications to such documents by anyone other then Contractor shall be at Owner’s sole risk and without liability or legal exposure to Contractor. Owner shall indemnify and hold harmless Contractor from all claims, damages, losses and expenses, including attorneys’ fees, arising out of or resulting from such other use or modification. Contractor reserves the right to retain reproducible media of all documents.

15.2.3. DOCUMENTS UPON TERMINATION. Upon notice of termination of this Agreement, Contractor shall clearly describe in writing to Owner all documents produced under this Agreement which then exist and the location of each. Subject to the provisions of Article 15.2.2 above, Contractor shall promptly comply with any directions from Owner regarding the disposition of the materials for which directions are delivered to Contractor by Owner within sixty (60) days after notice of termination.

15.2.4. PATENT RIGHTS. With regard to any patent rights granted and assigned to Owner under this Agreement, Contractor agrees to cooperate with Owner in keeping complete and accurate records pertaining thereto and in the prosecution of patents.

15.3. ELECTRONIC MEDIA.

15.3.1. Electronic media, including magnetic and optical disks and magnetic tapes, submitted by Contractor to Owner under this Agreement are intended to operate on a system of hardware and software identical to that utilized by Contractor to produce such media. Contractor makes no warranty or representation as to the capability of such media to operate on any other system of hardware

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

or software. Owner acknowledges that, with the passage of time, the system on which the electronic media was produced may be changed and updated and agrees that Contractor is under no obligation to maintain electronic media for this Project to operate on these systems.

15.3.2. Owner acknowledges that:

1.	the information stored by Contractor on electronic media is subject to deterioration with time;

2.	electronic media, after delivery by Contractor, may be subjected to unintentional physical abuse;

3.	electronic media, after delivery by Contractor, may be changed by others without authorization by Contractor.

Owner agrees that Contractor shall not be responsible for the effects of the above.

15.3.3. Owner is responsible for the accuracy of any information it furnishes to Contractor on electronic media for use under this Agreement. If such information is found to be unusable as a result of data format, media deterioration or software incompatibility, Contractor shall be compensated for costs incurred to make the information usable.

15.3.4. Contractor shall not be required to produce electronic media to Owner’s specifications unless Owner’s specifications are made available to Contractor for review and comment prior to execution of this Agreement and such specifications are specifically identified herein and made a part of this Agreement. Owner’s specifications pertaining to electronic media which are applicable to Contractor’s services under this Agreement and which are incorporated as part of this Agreement include the following: NONE.

15.3.5. Neither party shall be responsible to the other for the effects of computer viruses transmitted through the exchange of electronic media.

15.4. ENVIRONMENTAL MATTERS. Contractor agrees that all products furnished or Work performed shall be in compliance with all applicable federal, state and local laws and regulations respecting the environment, including, but not limited to, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act, the Comprehensive Environmental Response, Compensation and the Liability Act, the Superfund Amendments and Reauthorization Act, the Environmental Planning and Community Right-To-Know Act, the Oil Pollution Act of 1990, the Clean Air Act Amendments of 1990, the Migratory Bird Treaty Act, the Endangered Species Act, and the Resource Conservation and Recovery Act. The handling of any solid or hazardous waste subject to the Resource Conservation and Recovery Act shall be in compliance with EPA Regulations at Parts 260 through 265, and Parts 122 through 125 of Title 40, Code of Federal Regulations, and any other applicable regulation under the Resource Conservation and Recovery Act. Contractor agrees at all times in performance of the Work hereunder, to abide by all the federal, state, and local laws listed above as said laws or regulations may be amended from time-to-time subsequent to the Effective Date of this Agreement and all other laws, orders, rules and regulations, prescribed by any governmental body having jurisdiction.

15.5. EXCLUSION OF WARRANTIES AND DAMAGES. Contractor makes no warranty or guarantee of any kind in connection with performance of the Work under this Agreement other than those

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

expressly provided for under this Agreement. ALL IMPLIED WARRANTIES INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXCLUDED. UNDER NO CIRCUMSTANCES SHALL CONTRACTOR BE LIABLE TO OWNER OR ANY THIRD PARTY FOR ANY SPECIAL, COLLATERAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY TYPE. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY, IN NO EVENT SHALL CONTRACTOR’S AGGREGATE LIABILITY TO OWNER ARISING OUT OF CONTRACTOR’S OBLIGATIONS UNDER THIS AGREEMENT, FOR ANY REASON, INCLUDING THE NEGLIGENCE OF CONTRACTOR, EXCEED THE SUM OF ONE MILLION DOLLARS ($1,000,000) PLUS ANY PROCEEDS RECEIVED FROM CONTRACTOR’S INSURANCE COVERAGE PURSUANT TO ARTICLE 11 ABOVE.

15.6. WAIVER. The failure of either party to enforce any of the provisions of this Agreement at any time, or from time to time, shall not operate as a waiver with respect to future actions.

15.7. EFFECT OF AGREEMENT. The rights and obligations of the parties under this Agreement shall be binding upon and shall inure to the benefit of the parties, their successors and assigns.

15.8. FINANCING. Contractor acknowledges that Owner will be financing the Project, through a combination of debt, equity and prepayments from Owner’s customers. In connection with any debt financing, the lenders and the collateral agent may request Contractor to execute consents and provide a legal opinion. As such, Contractor agrees that on or prior to the date of financial closing on Owner’s senior credit agreement providing for the financing of the Project, Contractor shall (and hereby agrees to) enter into a consent and agreement for the benefit of the collateral agent and secured parties substantially identical to the form of consent and agreement attached as Exhibit E hereto (the “Consent”), and Contractor shall (and hereby agrees, and instructs its counsel, to) provide an opinion of legal counsel substantially in the form and scope of the form of legal opinion attached to the Consent as Exhibit A. Unless the Consent or Legal Opinion are substantially different than Exhibit E, Contractor’s refusal to sign the Consent or provide the Legal Opinion for any reason shall constitute a material breach of this Agreement entitling Owner to immediately terminate the Agreement.

15.9. NOTICES. All notices, requests, demands, and other communications under this Agreement shall be deemed to have been duly given if delivered in person or if mailed in the United States mail, certified mail, return receipt requested, and properly addressed as follows:

If to Owner, to:

HOKU MATERIALS, INC.

Attn: Karl Taft

One Hoku Way

Pocatello, Idaho 83201

Tel: 808-682-7800

Fax: 808-682-7807

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED.

With a copy to:

HOKU SCIENTIFIC, INC.

Attn: Dustin Shindo

1075 Opakapaka Street

Kapolei, Hawaii 96707

Fax: (808) 682-7807

Tel: (808) 682-7800

If to Contractor, to:

STONE & WEBSTER, INC.

Attn : Mel Barnett

One Main Street

Cambridge, MA 02142

Fax: [*]

Tel: [*]

With a copy to:

STONE & WEBSTER, INC.

Attn: Mike Rich

1430 Enclave Parkway

Houston, TX 77077

Fax: [*]

Tel: [*]

If mailed, any such notice, request, demand, or other communication is effective on the date shown on the return receipt. From time to time either party may designate another person or address for all purposes of the Agreement by giving to the other party not less than fifteen (15) days’ advance written notice of such change of person or address in accord with the provisions hereof.

15.10. LIMITATION ON SOLICITING EMPLOYEES. Each Party agrees that, during the period commencing on the date of this Agreement and ending on the first anniversary of the expiration or earlier termination of this Agreement, if any Party (including any subsidiary of that Party) hires an employee of the other Party (including any affiliate of that Party), the hiring Party shall pay the other Party a recruiting fee in the amount of $30,000.

CONTRACTOR INITIALS & DATE: /S/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

“CONTRACTOR”		“OWNER”

STONE & WEBSTER. INC.		HOKU MATERIALS. INC.

By:	/s/ Lou J. Pucher	By:	/s/ Dustin Shindo
Name:	Lou J. Pucher	Name:	Dustin Shindo
Title:	President, E&C Division	Title:	CEO

SIGNATURE PAGE TO ENGINEERING, PROCUREMENT & CONSTRUCTION MANAGEMENT AGREEMENT

(Page 26 of 90)

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EXHIBIT A

CONTRACTOR’S SCOPE OF WORK

This Scope of Work further defines the Work to be performed by CONTRACTOR pursuant to the Engineering, Procurement and Construction Management Agreement dated as of August 7, 2007, between HOKU MATERIALS, INC. and STONE & WEBSTER, INC. (the “Agreement”). Capitalized terms not otherwise defined herein are defined in the Agreement.

CONTRACTOR’s Procurement services shall be performed pursuant to the Procurement Plan which is attached hereto as Appendix 1 to this Exhibit A.

CONTRACTOR shall provide the engineering, procurement and construction management services to complete the Project Objective, which shall be based on the description below and the Preliminary Drawings attached hereto as Schedule 1 to this Exhibit A.

Project Objective:

Produce 2,000 metric tons (MT) annually of solar grade purity polycrystalline silicon for sale to the solar cell industry.

General Process Description:

Polysilicon is produced by a batch process where trichlorosilane (TCS) gas and hydrogen are combined in a number of reactors at approximately 2,000° F and the solid silicon released from the reaction is deposited onto a silicon filament inside the reactor.

Production of polysilicon can be separated into several processing functions as follows:

Feed Preparation and Purification:

[*]

Polysilicon Production:

[*]

[*]

Polysilicon Product Handling:

[*]

Polysilicon Support Areas:

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 27 of 90)

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In furtherance of the foregoing, CONTRACTOR shall perform the following tasks:

Scopes of work and deliverables for the Intermediate Design, Detail Design, and Construction Phases as defined below shall be finalized as the preceding phases are completed and approved by OWNER. In general, the deliverables of the Intermediate Design and/or Detail Design Phases shall include the following:

1. Intermediate Design Phase (Commercial Terms: Time and Material (T&M); Estimated Fees: [*]); - During this stage, scope details, process simulation and P&ID shall be framed to a point adequate for accurate HAZOP Analysis. The P&ID shall be frozen following incorporation of the HAZOP Analysis findings. Major equipment and piping shall be sized and specified and longer lead-time items shall be purchased as agreed to by OWNER. CONTRACTOR agrees to take responsibility for specification and procurement of piping, pumps, columns and other key components of the plant. Upon completion of the Intermediate Design Phase the P&ID shall be ready for detail design and the plot plan shall be complete. Deliverables include:

a. Milestone Schedule

b. Material Balance(s)

c. Materials of Construction Requirements

d. Process Flow Diagrams

e. P&ID issued for detailed design

f. Equipment List

g. Equipment Narratives/Data Sheets

h. Equipment Layouts

i. General Pipe Routing

j. Plot Plan

k. Project schedule update

l. TIC estimate update.

m. Initiate long lead equipment requisitions/purchase orders

2. Detail Design Phase (Commercial Terms: T&M; Estimated Fees: [*]);—In this stage the design shall be refined to a stage that fabrication and construction drawings can be made, and all major long lead equipment items and other hardware can be procured, expedited and delivered to site to support the construction schedule. Deliverables include:

a. Final P&ID’s issued for construction.

b. Sequence of Operations.

c. Unit emissions (flow, state, composition and temperature/pressure) characterized as min/ max/ average by stream.

d. Utility consumption and the specific operating condition or output on which it is based.

e. Civil/structure detailed drawings and construction scope of work packages.

f. Piping isometrics, drawings and construction scope of work packages.

g. Mechanical/equipment drawings and construction scope of work packages.

h. Electrical detailed drawings and construction scope of work packages.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 28 of 90)

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i. Instrumentation detailed drawings and construction scope of work packages.

j. Construction Plans and Specifications.

k. Final Heat and Material Balance.

l. Final Process Flow Diagrams.

m. Complete long lead equipment procurement requisitions/ purchase orders.

n. TIC estimate updated to <5% variance.

In support of the Project schedule needs, CONTRACTOR shall pursue opportunities to advance the project schedule in a manner that will not impact quality of CONTRACTOR’s services, but would allow construction work packages to be issued in a most timely manner. Accordingly, CONTRACTOR shall initiate an overlap of Detail Design and Procurement Services with Intermediate Design where feasible for schedule advancement to support early construction. Within the next [*], CONTRACTOR shall explore opportunities to perform Detail Design to the maximum extent practical of some or all of the following:

a. Reactor building

b. Plot Plan

c. Unit layouts

d. Site grading

e. Road beds

f. TCS rail car unloading facility

g. Tank farm

h. MgSi storage building

i. Post Process/Support building

j. Plant cooling water system (outside process areas)

k. Plant fire water system (outside process areas)

l. Plant potable water/service water system (outside process areas)

m. Plant sanitary and process sewers (outside process areas)

n. Unit Substations (MCC’s)

o. Underground Duct Banks

p. Main Plant Pipe rack

q. CDI system

3. Construction Phase-Engineering Services (Commercial Terms: T&M; Estimated Fees: Included in Detail Design Phase); - During this stage CONTRACTOR shall provide engineering services in support of construction and expediting of CONTRACTOR procured long lead equipment items (both as part of Detail Design Phase), and Construction Management Services. Deliverables include:

a. Response to Requests for Information (RFI’s) from construction contractor(s)

b. As-builts

c. Document files to owner

4. Construction Phase-Construction Management (Commercial Terms: T&M; Estimated Fees: [*]); CONTRACTOR shall:

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 29 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

a. Act as OWNER’S independent authority in providing construction management services from design through final completion of the project. OWNER shall enter into separate agreements with construction contractor(s) for the construction of the project. The construction contractor(s) are solely responsible for construction means, methods, techniques, sequences and procedures used in the project, for the safety of their personnel, property, and operations and for performing in accordance with the agreement between OWNER and construction contractor. Nothing in this agreement shall be construed to mean CONTRACTOR assumes any construction contractor responsibilities or warrants their work in any way.

b. Coordinate all construction necessary for the completion of the project, including coordinating OWNER agreements with the construction contractors.

c. Monitor construction contractor(s) work.

d. Review construction contractor requests for changes in their work, negotiate construction contractor proposals, submit recommendations to OWNER, and if accepted by Owner, prepare change orders or other appropriate authorization for Owner’s signature.

e. Review construction contractor payment applications and make recommendations to OWNER regarding such payment.

f. Assist OWNER in developing a Project Safety Program (PSP) and reviewing construction contractor safety plans for consistency with OWNER and PSP requirements.

g. Prepare for OWNER’S approval a preliminary schedule (Project Schedule) for Services and construction contractor(s) work that includes OWNER requirements through final completion.

h. Assist Owner in developing a quality control plan for the project

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 30 of 90)

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SCHEDULE 1 TO EXHIBIT A

The following Preliminary Drawings are attached to this Schedule 1 pursuant to the Engineering, Procurement and Construction Management Agreement dated as of August 7, 2007, between HOKU MATERIALS, INC. and STONE & WEBSTER, INC. (the “Agreement”). Capitalized terms not otherwise defined herein are defined in the Agreement.

Preliminary Block Flow Diagrams:

[*]

[*]

[*]

Preliminary Process Flow Diagrams:

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

Preliminary Plot Plans:

[*]

[*]

Equipment List:

[*]

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Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 31 of 90)

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[*]

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Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 32 of 90)

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[*]

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Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 33 of 90)

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[*]

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Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 34 of 90)

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[*]

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Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 35 of 90)

Execution Copy

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[*]

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Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 36 of 90)

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[*]

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Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 37 of 90)

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[*]

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Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 38 of 90)

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[*]

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Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 39 of 90)

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[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 40 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 41 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 42 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 43 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 44 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 45 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 46 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 47 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 48 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 49 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 50 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 51 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 52 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 53 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 1 TO EXHIBIT A

PROCUREMENT PLAN

1.	GENERAL

The attached Procurement Plan is being provided by Contractor to Owner pursuant to the Engineering, Procurement and Construction Management Agreement dated as of August 7, 2007, between HOKU MATERIALS, INC. and STONE & WEBSTER, INC. (the “Agreement”), and defines the procedures that govern how Contractor will procure materials, equipment and services for the Work to be performed for Owner pursuant to the Agreement to which this Appendix is attached and incorporated into by reference. Capitalized terms not otherwise defined herein are defined in the Agreement.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 54 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

1.0	INTRODUCTION

1.1	GENERAL

This Procurement Plan is constructed as part of an integrated team effort between engineering and procurement for the Hoku Materials Polysilicon Plant, located in Pocatello, Idaho. The procurement effort will be focused on the most expeditious method for obtaining the required equipment, materials and/or services while endeavoring to meet Hoku Materials’ budget, design and quality standards.

The purpose of this Procurement Plan is to provide a framework for obtaining equipment, materials and/or services within the shortest possible time frame while maintaining the necessary fiscal and administrative controls.

This Procurement Plan includes Project specific policies, procedures, instructions and the procurement execution strategy for the sourcing, expediting, source inspection and transportation requirements for purchase of goods and services by Shaw/Stone & Webster (hereinafter referred to as “SS&W”) acting as agent for Hoku Materials. Moreover, this Procurement Plan outlines methods to facilitate a uniform approach to project procurement responsibilities and functions. Unless otherwise stated, procurements will be executed in compliance with SS&W standard procurement procedures.

SS&W is acting solely as agent for Hoku Materials when making purchases under this Procurement Plan and shall have no liability to vendors and suppliers related to or arising out of any purchase order issued by SS&W as agent for Hoku Materials.

1.2	SCOPE

The policies, responsibilities, and instruction in this Procurement Plan are applicable to all procurement activities conducted by SS&W, including but not limited to, inquiry, order placement and administration, expediting, source inspection and logistics to complete the project.

1.3	RESPONSIBILITIES

1.3.1	PROJECT PROCUREMENT MANAGER

The Project Procurement Manager (PPM) reports to the Project Manager and is the lead procurement representative on this project. The PPM’s responsibilities include all purchasing, expediting, inspection coordination, logistics activities, and status reporting. The PPM further defines the role of Procurement for the project by preparing and issuing the Project Procurement Plan. The PPM is the single point accountable for all procurement related activities for the project.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 55 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

1.3.2	PROJECT EXPEDITIER (AS NEEDED)

The Project Expediter is responsible for the execution of the equipment and material expediting effort for the project. The Project Expediter will report on vendor status to the PPM and will notify key project personnel of problems which occur on critical orders. The Project expeditor will also coordinate equipment inspection activities for the Project in conjunction with the Lead Inspector.

1.3.3	INSPECTION REPRESENTATIVE (AS NEEDED)

The Inspection Representative assists engineering personnel in developing an effective source inspection program. The Inspection Representative is responsible for ensuring all specification, technical, and QA requirements are met and that specified activities in the fabrication cycle, especially witnessed testing of critical equipment, are performed satisfactorily. Inspection activities shall be coordinated with the Project Expediter and will include specific expediting activities and status reporting.

1.3.4	LOGISTICS REPRESENTATIVE (AS NEEDED)

The Logistics Representative is responsible for preparing shipment and transport provisions. The Logistics Representative will evaluate the overall benefits of arranging for the transport of all heavy lift and oversize loads from the Supplier’s facility to the project location. The Logistics Representative is responsible for providing the appropriate support necessary to achieve the project’s logistics goals. The Logistics Representative ensures that the purchased goods and materials arrive at the stated destination in a damage free condition.

2.0	SPECIAL PROJECT REQUIREMENTS

2.1	AUTOMATED PROCUREMENT SYSTEM

A SS&W automated procurement system, MARIAN, will be utilized to the maximum extent possible for project support of procurement tasks.

2.2	APPROVED VENDORS LIST

To be Determined

2.3	SCHEDULE REQUIREMENTS

The procurement activities identified in this plan will be executed in accordance with a Schedule to be prepared by the project. The Schedule will identify the control dates required to successfully manage and monitor actual procurement progress on this project.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 56 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

The following control dates will be identified on the Schedule:

(a)	Requisition due date;

(b)	Inquiry issue date;

(c)	Proposal due date;

(d)	Recommendation for award date;

(e)	Date of award;

(f)	Field required date(s).

2.4	PROCUREMENT FILES

SS&W’s procurement effort for the Hoku Materials Polysilicon Plant will be executed in SS&W offices in Houston, Texas. All Project hard copy and electronic procurement documentation and files will be maintained and stored in a secure location at SS&W’s Office. This will include, but not be limited to, bid inquiries, successful bidder’s proposal and pre-award correspondence, bid evaluation, Purchase Orders and all post-award Purchase Order revisions, correspondence, approved invoices and Purchase Order close-out documents. Electronic data will be retained in SS&W’s “Documentum” electronic data management system.

2.5	SPARE PARTS

If requested by Hoku, SS&W will procure installation, start-up and commissioning spare parts and consumables for equipment purchases from the equipment suppliers. Installation, start-up and commissioning spare parts will be packed separately from the parent equipment and scheduled for delivery with the parent equipment.

2.6	INSTALLATION, START-UP, TESTING AND COMMISSIONING SUPERVISION

Inquiries will solicit the manufacturer’s recommended requirements for installation, start-up, testing and commissioning supervision as required. The quotes shall include any requiredtravel, accommodations, meals and all other applicable expenses. A rate schedule will also be requested to cover any additional support that may be requested by construction personnel.

The manufacturer’s recommended requirements for installation, start-up, testing and commissioning supervision will be transmitted to the requisitioning engineer upon receipt for review and development of the purchase recommendation.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 57 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

2.7	CLASSROOM TRAINING AND FIELD INSTRUCTION

Inquiries for rotating equipment will solicit the manufacturer’s recommended requirements for classroom training and field instruction. The manufacturer will be expected to provide the appropriate personnel resources and materials necessary for classroom training and field instruction. Any required travel, accommodations, meals and all other applicable expenses will be included as part of the quotation. A rate schedule will also be requested to cover any additional support that may be requested. SS&W will cooperate with Hoku Materials for other training on an as required basis.

The manufacturer’s recommended requirements for classroom training and field instruction will be transmitted to the requisitioning engineer upon receipt for review and development of the purchase recommendation.

2.8	SPECIAL TOOLS

If requested by Hoku, SS&W will procure special tools required for installation, adjustment and or maintenance for all equipment purchases form the equipment suppliers as required. Special tools required for installation, adjustment and or maintenance will be separately packed from the parent equipment and scheduled for delivery with the parent equipment.

2.9	INSTALLATION, OPERATION AND MAINTENANCE MANUALS

SS&W will obtain the applicable installation, operation and maintenance manuals from the equipment suppliers (OEM). All installation, operation and maintenance manuals will be packed by the equipment suppliers and delivered to the attention of SS&W Document Control.

2.10	LOGISTICS AND TRANSPORTATION

SS&W shall use commercially reasonable efforts to have all project supplied equipment delivered to the Project site in support of the project schedule. All formal bid inquiries will solicit the manufacturer’s firm cost for delivery on a DDP, freight, import taxes and duties paid basis (INCOTERMS 2000) to the Pocatello, Idaho Site. Equipment suppliers will be responsible for the delivery of equipment to the Project site except in cases where other considerations may dictate.

The manufacturer’s delivery costs will be transmitted to the requisitioning engineer upon receipt for review and development of the purchase recommendation.

3.0	PROCUREMENT SAFETY PROVISIONS

The Hoku Materials Polysilicon Plant Program’s purchasing effort will adhere to and be conducted in accordance with the overall Hoku Materials and SS&W project safety goals.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 58 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

4.0	MATERIALS MANAGEMENT

4.1	PURPOSE

SS&W will provide home office based project materials management and control services to accomplish the following for major capital equipment:

•	Coordinate with the Project Expeditor/PPM for the delivery of purchased materials to responsible material controls personnel at the site;

•	Assist responsible field materials management personnel to resolve Over Short and Damaged (OS&D) Reports for materials identified in this plan; and

•	Insure that site in-storage preservation and preventative maintenance requirements are received from suppliers and provided to responsible materials management personnel for implementation and use.

4.2	IN-STORAGE PRESERVATION AND PREVENTATIVE MAINTENANCE

Certain equipment received at the project may require some type of preservation or preventative maintenance to insure the item’s operability. The manufacturer and/or responsible engineer will normally establish requirements. The Resident Engineer will develop a preventative maintenance program that addresses these requirements. The Field Materials Manager (FMM) will oversee implementation of the Program with the assistance of the Site Quality Representative.

4.3	SPARE PARTS

Purchase orders for plant equipment will require suppliers to provide commissioning and startup spare parts. As spare parts are received and identified, they will be shipped and stored under control of responsible field materials management personnel. Suppliers will be instructed to ship these materials separately such that they can be segregated in storage from like items. Spare parts will be identified by their catalogue number as well as the master equipment tag number, purchase order number and complete description. In the event operational spare parts are purchased, the responsible FMM will interface with Hoku Materials operations personnel to insure an orderly turnover of operational spare parts. The FMM will additionally insure that excess construction and testing spares are available for turnover after plant startup.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 59 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

5.0	PURCHASING

5.1	GENERAL

5.1.1	CONFIDENTIALITY OF PRICES

SS&W will require confidentiality of supplier pricing and documentation be maintained at all times. Dissemination of Supplier’s price offerings, purchase order, pricing or ranking to individuals without a need to know is contrary to SS&W policies and procedures. Supplier information will be controlled to insure that no prospective source of supply is afforded an unfair advantage over other suppliers.

Absolutely no information regarding supplier pricing shall be made available to anyone other than those who have a “need to know”.

5.1.2	INITIAL CONTACTS WITH SUPPLIERS

All initial contacts with Suppliers shall be made through the Purchasing staff. If further discussions with members of another discipline are required, and if commercial aspects are to be discussed, Procurement will participate in the discussions.

5.1.3	TECHNICAL DISCUSSIONS WITH SUPPLIERS

Engineering personnel may discuss preliminary technical information or technical aspects of a material requirement with a prospective bidder or potential supplier. However, it is the responsibility of the engineer to inform the PPM and Engineering Manager of the discussion and instruct the Supplier to send any pertinent correspondence directly to the appropriate purchasing representative on this project.

Note: Engineering personnel are not authorized to solicit quotations from prospective bidders or suppliers to make commercial commitments on behalf of SS&W or Hoku Materials.

After placement of the Purchase Order, contacts of a technical nature that do not impact either cost or delivery may be made with a supplier by Engineering personnel. However, a copy of all pertinent correspondence and notes must be provided to the PPM and Engineering Manager.

5.1.4	PREPARATION OF PROJECT REQUISITIONS

Each requirement for inquiry or purchase must be initiated by Engineering by the preparation, review, approval, and transmittal of an Inquiry Requisition or Purchase Requisition utilizing SS&W’s corporate procurement procedures. After approval by the appropriate Project designees, the Requisition serves as both a request and authorization for purchasing personnel to execute the purchasing action specified therein.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 60 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

It is the responsibility of the PPM to carefully review the Requisition for purchase that is prepared by engineering. The Purchase Requisition must include, as a minimum, all base scope items, evaluated options approved for purchase, the total purchase price and reference all applicable technical documents. In addition, procurement will review with engineering revisions to the technical specification that may have been necessitated by agreements reached with the recommended bidder. The PPM has the authority to and shall reject any requisitions that do not meet minimum requirements.

5.1.5	CONSISTENCY OF REQUIREMENTS

The Requisition and reference documents are to establish the technical requirements for the equipment, materials and/or services requested, but should not include or make reference to the commercial topics, including delivery requirements or payment terms, addressed in the Projects’ standard commercial documents prepared by Procurement.

Procurement will incorporate applicable Terms and Conditions of Purchase, Supplemental Terms and Conditions, (depending upon the warranty requirements) Project Special Notes, and other commercial content in all bid invitations and resulting purchase orders.

5.1.6	SOLE SOURCE PROCUREMENTS

In selected cases, it may be in the Project’s best interest to obtain materials, equipment, supplies, spare parts, field service representatives or services from a sole source in lieu of soliciting competitive bids. Determinations with respect to the need, justification, and acceptability of such a purchase shall be based on the special facts of each case.

Noncompetitive bidding must be qualified as an allowable sole source procurement with appropriate justification based on the following:

(a)	recent project experience where equipment was competitively bid,

(b)	sole supplier of proprietary product or services,

(c)	technical factors required the specific design or performance to accomplish the desirable results,

(d)	must meet superior standards as to proven grade and reliability,

(e)	Client preferred or recommended supplier,

(f)	for use in combination with existing equipment and substitutes are unacceptable for technical or physical reasons. Must supply replacement parts or services to maintain the original design and performance,

(g)	SS&W Subsidiary or Alliance,

(h)	other project specific reasons, which will be outlined in detail.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 61 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

Should the responsible engineer or Hoku determine that the purchase shall be noncompetitive, the responsible engineer, as part of the Purchase Requisition shall initiate a Sole Source Justification Form. It is the PPM’s responsibility to ensure that the Sole Source Justification Form includes all required signatures prior to releasing the purchase commitment. The original Sole Source Justification Form will be filed along with the Inquiry / Purchase Requisition in the Procurement Files.

5.2	INQUIRY PREPARATION AND ISSUE

Upon receipt of a requisition by Purchasing, the material requirements will be reviewed and a list of proposed bidders will be selected from the project’s Approved Vendors List. If the list does not include the appropriate material category or bidders capable of meeting the requirement, a list of proposed bidders will be developed for the submission to Hoku Materials for review, comment and approval.

5.3	INQUIRY CONTENT

Inquiries will specifically include project name and location, required delivery date, indicating priorities and delivery sequence, if necessary, quantity and tag numbers, item description with all relevant specification and code data, required receipt date for submittal drawings, design calculations and other vendor data relevant to SS&W needs and those of others, including spare parts lists and special tools, required number of instruction and operating manuals, inspection points, and bulk material returned goods provisions, if applicable.

5.4	SOLICITATION OF BIDS

Two (2) purchasing methods will be used by SS&W in fulfilling project requirements, the Formal and Informal Solicitation Method.

5.4.1	Formal Solicitation Method

The formal solicitation method will be used for the following items:

•	Purchases involving items to be furnished in accordance with detailed design or performance specifications,

•	Purchases having an estimated value of $50,000 or more.

Use of a formal sealed bid procedure with formal bid openings will not be imposed on this Project. However, Procurement will follow the general guidelines of such a procedure.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 62 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

If it becomes necessary to make changes to the technical or commercial requirements of the Inquiry, once issued, under the formal solicitation method, such changes shall be documented in the form of a formal written Amendment and sent to all active Bidders. Its receipt must be acknowledged within the Bidder’s proposal.

The type and number of Bidders will be determined by the budget value of the requisition. The following table details the requirements:

5.4.2	Informal Solicitation Method

The informal solicitation method may be used for purchases having an aggregate value of less than $50,000 where there is no cost advantage to offset the internal administrative costs associated with competitive bidding. The informal process will not require sealed bids and will allow for submittal by various methods including fax and email.

5.5	RECEIPT, OPENING, AND TRANSMITTAL OF PROPOSALS

Should Engineering be required to review proposals and prepare a Technical Comparison of Bids, copies of the proposals received will be transmitted to the Requisitioning Engineer as soon as practicable after bid opening.

5.6	SS&W SELECTION

5.6.1	Bid Evaluation and Purchase Recommendation

After receipt of proposals, the responsible engineer and Hoku Materials will jointly review the bids received and select the bidder(s) with the most competitive proposal(s) to be further considered for evaluation and award. Discussions with other than the most competitively ranked bidder(s) will be pursued only in the event of unsatisfactory responses obtained during proposal clarification.

No information will be provided to any Bidder with respect to its relative ranking or status during the proposal clarification period.

Procurement shall, when appropriate, prepare the Commercial Comparison of Bids and Engineering, when appropriate, shall prepare a Technical Comparison of Bids. Procurement shall coordinate the timely completion of the combined bid comparison to support a final recommendation for award. In cases where the procurement is made on a sole source basis, a recommendation memo incorporating commercial and technical justification shall be prepared and signed-off by the PPM, Engineering Manager and the Project Manager.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 63 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

Sufficient information will be entered on the Commercial Comparison of Bids to conclusively support the recommendation. Bidders who failed to respond or declined to bid will be noted in the “Notes” section of the Commercial Comparison of Bids.

The name of the recommended Supplier, the total purchase price and the basis for recommendation shall be entered in the space designated on the Commercial Comparison of Bids. The Supplier selected must always be technically acceptable and generally, have offered the most competitive commercial proposal which meets the quality, price, and delivery requirements of the project. The Commercial and Technical Comparison of Bids will then been forwarded to Hoku Materials for signature approval.

Upon approval of the recommended supplier, the requisitioning engineer will initiate a Purchase Requisition and begin preparation of the conformed specification when applicable. Once complete, the engineer shall transmit a sufficient number of conformed specifications and drawings to support the complete Purchase Order distribution to Procurement.

5.7	PURCHASE COMMITMENTS

5.7.1	NOTIFICATION OF COMMITMENT

After the required approval for purchase has been received, Hoku Materials or SS&W acting as agent for Hoku Materials will issue a purchase commitment to the selected supplier in the form of a hard copy Purchase Order or Letter of Award (LOA), and, as appropriate, notify the unsuccessful bidders.

Purchase commitments made by a LOA will be confirmed by the issuance of a formal Purchase Order incorporating all the applicable terms and conditions, documentation, and specifications, as soon as practicable thereafter. If the conformed specification is expected to take more than ten (10) days to prepare, the PPM, with the Project Manager’s approval, may elect to issue the Purchase Order without the conformed specification. In these instances, the Inquiry specification shall be referenced in the Purchase Order and the following words shall be included: “a conformed specification, incorporating all agreed to technical conditions and technical requirements will be issued shortly via Purchase Order Revision”. Once ready, the conformed specification will be issued via a Purchase Order Revision.

5.7.2	PURCHASE ORDERS

Confirmation of all purchase awards will be made through the issuance of a formal Purchase Order document incorporating therein the appropriate procurement documents and technical specification, standards, agreements, etc., as agreed by Hoku Materials or SS&W acting as agent for Hoku Materials and the successful Supplier.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 64 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

Purchase Orders will be issued by either Hoku Materials or SS&W acting as agent for Hoku Materials and shall require that the vendor request for payment be sent to Hoku Materials in care of SS&W.

The purchasing documents to be attached to and incorporated in this project’s Purchase Orders are as follows:

•	Specifications, Standards, Drawings and Data Sheets

•	Terms and Conditions of Purchase

•	Supplemental Terms & Conditions

•	Special Shipping Instructions, if required

•	Lien Waiver(s), if required

•	FTP Site Usage Instructions (if required)

•	Tax Exemption Certificates (if applicable)

Purchase Orders will include as a minimum the following major commercial agreements:

•	Total Purchase Order value

•	Unit Pricing and extensions for material / equipment Scope of Work

•	Terms of Payment

•	Acceptable Commercial deviations

•	Shipping Terms

•	Shipping Points

•	Delivery Date(s)

•	Ship to Address

•	Expediting Contacts

•	Communication channels

•

A clear statement that SS&W is acting solely in its capacity of agent for Hoku Materials. SS&W has not assumed and shall not be subject to any liability whatsoever for the obligations contracted for under the subject Purchase Order. Vendor agrees to look solely to Hoku Materials for payment and for the enforcement of any claim or liability whatsoever arising from or in connection with the Purchase Order.

Formal acceptance of the Purchase Order by Seller will be required by the return of the signed copy of the executed Purchase Order, when the total value of the Order is $10,000.00 or more.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 65 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

5.8	CHANGES TO PURCHASE AGREEMENTS

5.8.1	CHANGE ORDERS

All changes, including additions and/or deletions that affect the technical scope of supply as well as the price, delivery schedule, or other commercial requirements of an existing purchase agreement, must be confirmed through the issuance of a Change Order. Change Orders will be issued utilizing the same procedures as for the original Purchase Order. Approvals for Change Orders will be evidenced by a properly executed Change Order Authorization form.

5.8.2	REVISED PURCHASE REQUISITIONS

Modification to the technical requirements of a Purchase Order must be initiated by the preparation, review, approval and transmittal of a Requisition to the PPM.

5.8.3	PROCUREMENT STATUS REPORT

For tracking procurement activities, a Procurement Status Report is prepared and maintained for equipment/materials procured for this project.

The Procurement Status Report, issued on a bi-weekly basis, is the responsibility of the Buyer under the direction of the PPM.

6.0	SOURCE INSPECTION

Should Purchase Orders require inspection at the Supplier’s facilities, inspections will be performed by SS&W inspection personnel and /or engineering representatives, unless directed otherwise by Hoku Materials. Third party Inspection personnel may be used when it is cost effective.

The inspection effort will require close coordination between the project expediter, inspection personnel, requisitioning Engineer and PPM for the execution of the inspection requirements.

Proper coordination will minimize the chance of misinterpretation of inspection requirements, ensure speedy resolution of discrepancies encountered during fabrication and provide on time, up to date inspection results via written inspection reports to the project.

The objective of the inspection effort is to ensure that all requirements contained in the Purchase Orders, specifications and drawings are met and that specified activities in the fabrication cycle, especially witnessed testing of critical equipment at the specified hold points, are performed to Hoku Materials and SS&W satisfaction. Inspections will be carried out in accordance with the Project Inspection Plan.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 66 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

This project’s inspection functions will be performed under the direction of the Manager of Inspection and PPM as follows:

•

Assist engineering personnel in developing an effective source inspection program for inclusion in the procurement specification, e.g., appropriate hold, notification, witness points, procedures and drawings to be submitted for review and / or approval, records to be supplied during fabrication etc.

•	When requested, review bids received to ensure that quality assurance requirements of the procurement specification have been addressed;

•	Provide source inspection and expediting services including coordination of these services.

•

Where applicable, perform inspections and /or surveillance in Supplier’s facilities, witness selected tests, verify fabricating procedures, and ensure that quality and acceptance test requirements are in compliance with the procurement documents;

•	Verify, as required, that supplier drawings are of the latest issue, and reconcile any apparent discrepancies between drawings and specifications before final inspection;

•	Verify, witness, or perform inspections, as required by the Inspection Attribute List, to ensure compliance with specifications;

•	Prepare and issue Inspection Reports after each visit.

•	Review documentation / records of inspections and tests required by the procurement documents prior to release for shipment.

6.1	INSPECTION ATTRIBUTE LIST

The basis for inspection of equipment and materials at the Supplier’s facilities is the Inspection Attribute List, hereinafter “IAL.” The IAL establishes the inspection attributes to be verified and / or witnessed by the SS&W or Hoku Materials inspection representative.

The IAL is based on the Purchase Order and all applicable specifications, drawings and or documents contained therein. When applicable, the IAL shall be included with the Inquiry package, for equipment and/or materials selected by the Project as requiring source inspection, to insure that the Supplier quotes all inspection requirements accordingly. If the Project decides that source inspection is necessary for equipment and/or materials after the Inquiry has been issued, the IAL shall be included in the Purchase Order documentation.

The IAL is prepared by the requisitioning engineer who is responsible for all project related inspection, test and documentation requirements. The Project Inspection Coordinator assists the requisitioning engineer with review and concurrence of IAL’S. Once completed and signed, the IAL is given to the PPM for issue with the Inquiry or Purchase Order package as applicable.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 67 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

6.2	FINAL INSPECTION REPORTS

Final Inspection Reports are to be submitted to Hoku Materials after final inspection and testing have occurred.

The final Inspection Report will consist of a detailed report of the inspection, Certificate of Compliance (if required by the technical specification) and Shipping Release with the following information:

•	Item Description, P.O. Number and identification of all Revisions issues thereto,

•	Equipment / Material Number,

•	Date and location of inspection.

6.4	PROJECT INSPECTION FILES

The Inspection Coordinator will maintain a complete set of the inspection files, containing all relative inspection IAL’S, reports, submittals and correspondence relative to all inspection activities for this project.

Upon completion of the project, the Inspection Coordinator will be responsible for forwarding all of the project inspection files to the PPM for incorporation into Documentum.

6.5	HOKU MATERIALS INSPECTION PARTICIPATION

Hoku Materials may, at their option, participate in the inspection activities planned for the project. SS&W will advise Hoku Materials in writing prior to the scheduled date of inspection.

If Hoku Materials does not intend to witness the testing or fails to confirm its participation, SS&W, unless directed otherwise, maycarry out the inspection of the equipment/materials without the presence of Hoku Materials inspection personnel and in accordance with any applicable SS&W contractual responsibilities.

When Hoku Materials elects not to have inspection representation, a copy of any SS&W inspection report will be provided to Hoku Materials.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 68 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Procurement Plan Hoku Materials Polysilicon Plant Pocatello, Idaho

6.6	RELEASE FOR SHIPMENT

The Inspection Coordinator will review all previously issued Inspection Reports to ensure applicable and required inspection attributes have been completed and, if satisfactory, then issue an Inspection Release form, signifying the release for shipment of the equipment and or materials is approved. The Inspection Release form will be issued to the Inspection Coordinator with the final inspection report. The Inspection Coordinator will forward a copy of the Inspection Release form to the Project Expeditor. In the event the Purchase Order requires transportation for heavy lifts and / or oversize loads, the Project Expediter will forward the Inspection Release form to the traffic coordinator, for release of the equipment and or materials for shipment.

7.0	LOGISTICS

In most cases, it is anticipated that Hoku Materials will elect to have the equipment manufacturer responsible for delivery to the jobsite. Therefore, Logistics involvement will be on an as needed basis as determined by the PPM. The Logistics Representative will, however, be involved on all Purchase Orders that require heavy lifts, oversize loads and where applicable, items being imported.

8.0	APPROVALS

Formal Purchase Orders will be issued by SS&W acting as an authorized agent for Hoku Materials. Purchase Orders must be approved and signed by an authorized representative for Hoku Materials prior to issuance. This procedure also applies to Change Orders and Letters of Award.

9.0	DEVIATIONS OF STANDARD PROCEDURES

The Project will be executed utilizing standard procurement procedures except as specified in this Procurement Plan.

10.0	REPORTS

Procurement shall prepare and issue the following reports to the Project Manager and appropriate Project personnel:

•	Purchase Order Register

•	PO Commitment report

•	Material Status Reports

•	Inspection Reports

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 69 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

CONTRACT TIME SCHEDULE

The following Contract Time Schedule is attached as Exhibit B to the Engineering, Procurement and Construction Management Agreement dated as of August 7, 2007, between HOKU MATERIALS, INC. and STONE & WEBSTER, INC. (the “Agreement”). Capitalized terms not otherwise defined herein are defined in the Agreement.

The “Preliminary Reactor Test Demonstration” is scheduled for completion on or before October 31, 2008. For purposes of the Agreement, the Preliminary Reactor Test Demonstration means that two or more polysilicon deposition reactors at the Site are set-up such that they may be put into short term testing and operation to produce polysilicon (permanent connections, automatic controls, etc. are not required for this milestone) independent of the full facility.

The “Mechanical Completion” is scheduled to be accomplished on or before January 31, 2009. For purposes of the Agreement, Mechanical Completion means that, except for non-critical and punch list items, (i) all production equipment is substantially installed and checked for alignment, calibration, lubrication, rotation, and hydrostatic and/or pneumatic pressure integrity; (ii) the appropriate systems have been flushed and cleaned; and (iii) the Project is substantially ready to commence commissioning and start-up activities.

“Substantial Completion” (as defined in the Agreement) is scheduled to be accomplished on or before May 31, 2009.

The inability of the Owner to occupy and use the Project because of failures or deficiencies arising from (1) Owner furnished equipment or materials or (2) unperformed work or obligations of the Owner, including acts or omissions of the Owner’s other contractors and vendors; shall not be a reason for the Owner to refuse to either extend a milestone date or for Owner to refuse to issue a milestone certificate deeming the milestone as achieved by Contractor.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit A to Engineering, Procurement & Construction Management Agreement

(Page 70 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

SCHEDULE OF INSURANCE

The following Schedule of Insurance is attached as Exhibit C to the Engineering, Procurement and Construction Management Agreement dated as of August 7, 2007, between HOKU MATERIALS, INC. and STONE & WEBSTER, INC. (the “Agreement”). Capitalized terms not otherwise defined herein are defined in the Agreement.

1. Insurance.

1.1. Insurance Requirements. Contractor shall provide and maintain in effect, from the time of commencement of the Work hereunder, until completion of all Work, the following amounts and types of insurance:

a) Commercial General Liability with limits of coverage of $2,000,000 general aggregate, $4,000,000 products/completed operations aggregate, and $1,500,000 personal and advertising injury.

b) Business Automobile Liability insurance covering all owned, hired, and non-owned vehicles used in the operations of Contractor with limits of coverage of a Combined Single Limit of $2,000,000 per accident for bodily injury and property damage.

c) Workers’ Compensation Insurance and/or Longshoremen’s and Harborworkers’ Compensation Insurance as required by law and regulations applicable to and covering employees of Contractor engaged in the performance of the Services in compliance with the laws of every state in which the Services is being performed. Policy must be endorsed to provide Maritime Coverage, Voluntary Workers’ Compensation and Stop Gap Liability.

d) Employers’ Liability Insurance (Coverage B) with limits of coverage of: $1,000,000 per accident, bodily injury by accident; $1,000,000 Policy Limit, bodily injury by disease; and $1,000,000 per employee, bodily injury by disease.

e) Excess Liability with limits of coverage of $10,000,000 each occurrence and $10,000,000 in the aggregate.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit D to Engineering, Procurement & Construction Management Agreement

(Page 71 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

CONTRACTOR’S RATE CLASSIFICATION SCHEDULE

This Contractor’s Rate Classification Schedule is being delivered by Contractor to Owner pursuant to the Engineering, Procurement and Construction Management Agreement dated as of August 7, 2007, between HOKU MATERIALS, INC. and STONE & WEBSTER, INC. (the “Agreement”). Capitalized terms not otherwise defined herein are defined in the Agreement.

1. Basis for Reimbursement

The Contract Price to be paid by Owner to Contractor shall include the following:

1.1. Compensation

Compensation for providing the Work shall be billed and paid by Owner per the attached Job Classification and Compensation Schedule, which shows the fully computed Base Rate per hour as defined below for each direct labor hour worked by Contractor’s personnel. In the event Contractor pays for services or goods in a currency other than the US Dollar, the parties shall use the applicable exchange rates published by the Wall Street Journal to determine costs resultant from any currency fluctuations if Contractor’s actual costs cannot be reasonably determined.

1.2. Base Wages and Salaries of Personnel

The base wages paid to personnel for hours expended on the Work (Base Wages) are based upon the following.

1.	Hourly rate is determined by dividing monthly salary by 173.33, or annual salary divided by 2080 hours for exempt/salaried employees. Hourly rate for other employees shall be based on W2 wages.

2.	Overtime is paid in accordance with applicable Federal and State laws.

Vacation, sick and holiday pay shall be in accordance with Contractor’s policy and shall paid by Contractor as part of its 2.35 multiplier referred to in Paragraph 1.6 below.

1.3. Other Costs and Expenses

Mileage

Long distance automobile travel incurred during performance of the Work will be billable at the current IRS standard rate, currently $.485 mile.

Postage

Postage is normally covered in overhead and not reimbursable unless authorized in writing in advance by Owner. Courier services are reimbursable when authorized by Owner.

Other Travel

Other Travel requested and approved by Owner will be reimbursable at cost in accordance with the following guidelines: For domestic travel, air travel fares are limited to coach class; automobile rental rates limited to compact class; and hotel rates at lowest available for single room, commercial rate when available. Meal expenses shall be reasonable or at established IRS per diem rates. For international travel, air travel fares will be at business class.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit D to Engineering, Procurement & Construction Management Agreement

(Page 72 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Consultants

Consultants for work in Contractor’s office, as requested in writing by Owner, will be billed at Contractor’s cost plus [*].

Miscellaneous and Third Party Costs

•

Miscellaneous goods and services of a minor nature provided by third party vendors will be billed at cost. Courier services will be reimbursed at cost when authorized by Owner. Miscellaneous reimbursable costs shall include: That portion of insurance and bond premiums required by the Agreement and deductibles directly attributable to the Project; provided, however, that the cost of such insurance is not already included in labor and equipment rates.

•	Sales, use or similar taxes imposed by a governmental authority that are related to the Work for which Contractor is required to pay.

•	Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required to pay, if any.

•	Fees of laboratories for tests required by the Contract Documents or requested by Owner.

•

Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner’s consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the TIC.

•	Data processing costs related to the Work.

•

Legal, mediation and arbitration costs, including attorneys’ fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work, including, but not limited to costs incurred in assisting Owner in defense of claims from other contractors and suppliers. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the TIC.

•	Expenses incurred in accordance with the Contractor’s standard personnel policy for relocation and temporary living allowances of personnel required for the Work.

•

Design Builder’s capital expenses, including interest on the Contractors capital employed for the Work to the extent that Contractor is not kept cash neutral, which would include interest on any late payments.

•	Other costs incurred in the performance of the Work if and to the extent approved by the Owner.

•	Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property.

•

Costs of temporary Site facilities (e.g. office trailers, etc.), power, phone, water, sanitary facilities, costs of fuel, oil, grease, small tools, scaffolding, welding rod, gasses, tarps, ice, drinking water, first aide supplies, hardhats, safety glasses, ear protection, fall protection, all necessary personal protection equipment, cleaning supplies, batteries, safety awards and approved safety incentives, other consumables used or expended in the performance of the Work.

1.5 Bulk Materials

If Contractor is requested to provide bulk materials or equipment as part of its Work, Owner and Contractor shall negotiate a mutually acceptable fee to cover Contractor’s overhead and profit commensurate with the work requested.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit D to Engineering, Procurement & Construction Management Agreement

(Page 73 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.6. Payroll Burdens and Overhead

Payroll burdens include payroll taxes; workers’ compensation and employer’s liability insurance; and group life, hospital and medical insurance for Contractor’s employees;

Overhead costs include general accounting, personnel, legal and sales expenses, readiness to serve, rent, utilities, office furniture, fixtures and supplies, general insurance, and other indirect costs comprising Contractor’s general office overhead and administrative costs.

Contractor’s Payroll Burdens and Overhead will be billed at 2.35 times all Base Wages actually expended by Contractor’s employees on the Work.

In the event the total amount billed by Contractor to Owner for the Work exceeds the Target Price, the Payroll Burden and Overhead Rate for Contractor’s employees will be reduced to 2.1 times all Base Wages on the incremental amounts in excess of the Target Price.

1.7. Contract (Agency) Personnel

In the event Contractor shall use any contract (agency) personnel in the performance of its Work, Contract/agency personnel shall billed at 1.5 times the invoice amount received from agency. In the event that the cost of Contractor’s Work exceeds the Target Price in the aggregate, contract/agency personnel shall be billed at 1.25 times the invoice amount received from the agency on the incremental amounts in excess of the Target Price aggregate.

1.8. High Value Engineering

Should Owner and Contractor agree to have any of the Work performed at Contractor’s high value engineering center in India, such Work shall be billed at a flat rate of [*] per man hour, which includes Payroll Burden and Overhead.

1.9. Fee

Contractor’s Fee, or profit, is applied to the total of all costs of the Work outlined in 1.1 through 1.8 above. For all Work, Contractor’s Fee rate shall be [*] and shall be limited to the those billings that fall within the Target Price billed to Owner for the Work (inclusive of the applicable Fee). Thereafter, Contractor’s Fee shall be reduced to zero.

2. Incentives

In addition to the Compensation to Contractor as outlined in Section 1, Contractor shall be eligible for certain incentives as outlined in Addendum 1 to this Exhibit D which is attached hereto. Such incentives shall be in addition to the compensation outlined above.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit D to Engineering, Procurement & Construction Management Agreement

(Page 74 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Job Classification and Base Compensation Schedule

for Hoku Materials

(Confidential)

The attached Job Classification and Base Compensation Schedule is being delivered by Contractor to Owner pursuant to the Engineering, Procurement and Construction Management Agreement dated as of August 7, 2007, between HOKU MATERIALS, INC. and STONE & WEBSTER, INC. (the “Agreement”). Capitalized terms not otherwise defined herein are defined in the Agreement.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit D to Engineering, Procurement & Construction Management Agreement

(Page 75 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Rate Classification Schedule Hoku Materials Polysilicon Plant Pocatello, Idaho

STONE & WEBSTER

RATE CLASSIFICATION SCHEDULE

SSW Salary Ranges
20th/80th Percentile
	Low			High
Y	$	[	*]	$	[	*]
X	$	[	*]	$	[	*]
W	$	[	*]	$	[	*]
V	$	[	*]	$	[	*]
U	$	[	*]	$	[	*]
T	$	[	*]	$	[	*]
S	$	[	*]	$	[	*]
R	$	[	*]	$	[	*]
Q	$	[	*]	$	[	*]
P	$	[	*]	$	[	*]
O	$	[	*]	$	[	*]
N	$	[	*]	$	[	*]
M	$	[	*]	$	[	*]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit D to Engineering, Procurement & Construction Management Agreement

(Page 76 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Rate Classification Schedule Hoku Materials Polysilicon Plant Pocatello, Idaho

Classification	Representative Titles
Y	CAE Analyst 4-5, Construction Engineer 5, Construction Engineer Mgr 2-5, Construction Mgr 3-5, Construction Site Mgr 2-5, Director, Engineer 5-6, Engineering Mgr 3-5, Engineering Technologist 4-6, Estimating Mgr 3-4, Maintenance Site Mgr 3, Project Controls Mgr 3-5, Project Engineer 5-6, Project Mgr 2-5, QA Mgr 3-5, Senior Director, Sourcing Mgr 3-5, Subcontract Admin Mgr 4-5

X	Admin Mgr 2, CAE Analyst 3, Construction Engineer 4, Construction mgr 2, Construction Site Mgr 1, Cost Analyst 5, Designer 2, Engineering Mgr 2, Estimating Mgr 2, Estimator 5, Materials Mgr 3, Project Controls Mgr 2, Project Engineer 4, QA Mgr 2, Scheduler 5, Site Superintendent 3, Subcontract Admin Mgr 3

W	Construction Engineer 3, Construction Mgr 1, Cost analyst 4, Designer Project 1, Designer 4, Engineer 4, Estimator 4, Field Engineer 4, Project Controls Cost Scheduling 4, Project Accounting Mgr 1, Project Controls Mgr 1, Project Engineer 3, Project Mgr 1, Scheduler 4, Site Superintendent 2, Subcontract Admin Mgr 2

V	Construction Engineer 2, Construction Field Mgr 3, Consultant 3, EH&S Mgr 1, Engineer 3, Estimator 3, Field Engineer 3, Project Accountant 4, Scientist 4

U	Admin Mgr 1, Consultant 6, Consulting Mgr 2-4, Cost Analyst 3, Designer 3, EH&S Specialist 3, Project Controls Cost Scheduler 3, Project Accountant 3, QA Specialist 3

T	Construction Engineer 1, Construction Field Mgr 2, Drafter 4, EH&S Specialist 2, QC Mgr 1, Scheduler 3, Subcontract Admin 3

S	CAE Analyst 2, Construction Tech Support 4, Consultant 5, Cost Analyst 2, Estimator 2, Field Engineer 1, Project Accountant 2, QA Specialist 2, Scientist 3, Technician 4

R	Designer 2, Drafter 3, Engineer 2, Materials Management 1, Project Controls Scheduler 2, QC Coordinator 2, Subcontract Admin 2

Q	Admin Exec Assistant 4, EH&S Specialist 1, Scientist 2, Subcontract Administrator 1

P	Admin Assistant 3, Consultant 4, Cost Analyst 1, Designer 1, Drafter 2, Engineer 1, Estimator 1, Project Controls Scheduler 1, Project Accountant 1, QC Coordinator 1, Technician 3

O	Admin Assistant 2, Estimating Clerk 2, QC Tech 3, Sourcing Clerk 3, Subcontract Assistant 2, Technician 2

N	Admin Assistant 1, Clerical Assistant 2, Drafter 1, Project Controls Assistant 1, Subcontract Assistant 1, Technician 1

M	Clerical Assistant 1, Records Mgmt Specialist 1-2, Student CO-OP/Intern

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit D to Engineering, Procurement & Construction Management Agreement

(Page 77 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Rate Classification Schedule Hoku Materials Polysilicon Plant Pocatello, Idaho

Notes:

1.	The above are based (W-2) rates valid through December 31, 2007.

2.	The above rates are for all time expended by Stone & Webster and affiliated company personnel in performance of the Work or while traveling related to the Work and are based on a 9/80 work week.

3.	Overtime authorized by the client will be paid on straight time rates for all exempt employees and on a one and one-half (1 1/2 ) times the regular hourly rates for all non-exempt employees

4.	The job descriptions above are representative of the positions in each of our current Position Classification Codes.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit D to Engineering, Procurement & Construction Management Agreement

(Page 78 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ADDENDUM 1 TO EXHIBIT D

This Addendum 1 to Exhibit D of the Engineering, Procurement and Construction Management Agreement dated as of August 7, 2007, between HOKU MATERIALS, INC. and STONE & WEBSTER, INC. (the “Agreement”), to which this Addendum is attached is hereby incorporated into the Agreement. Capitalized terms not otherwise defined herein are defined in the Agreement.

As an incentive for Contractor to perform to meet the tight construction schedule, and to minimize cost to Owner, Contractor shall be paid the following fees, which are in addition to those outlined in Exhibit D.

Total Cost Incentive

The total installed cost (TIC) target for Owner to complete the Project is $260 million. The TIC shall include all costs incurred by Owner in the construction of the Project including procured material and equipment and cost of other contractors performing work on the Project, and all fees, costs and expenses incurred in accordance with Contractor’s Work pursuant to Sections 1 and 2 of Exhibit D, all of Contractor’s Work, and all incentive payments that may be paid to Contractor pursuant to this Addendum 1. The TIC shall specifically exclude “soft costs” incurred by Owner, which shall include, but not be limited to, interest expense, loan fees, legal fees, and labor costs incurred by Owner. The TIC and Target Price shall be adjusted pursuant to ARTICLE 6.3 and ARTICLE 8 of the Agreement for any approved Change Orders plus the following:

•	Increase in foreign exchange costs that actually increase the TIC or Target Price of the Project

•	All taxes, duties, or other Government imposts not reasonably foreseeable that actually increase the TIC or Target Price of the Project

•	All increases in transportation costs that are not reasonably foreseeable and that actually increase the TIC or Target Price of the Project

•	All increases in costs of insurance for the Project that are not reasonably foreseeable and actually increase the TIC or Target Price of the Project

•	All costs or delays which results from an event of Force Majeure or Owner acts and omissions

•	Any increases in equipment costs above the original budget

•

The cost of theft and/or vandalism not recoverable from insurance and not due to the negligent or reckless acts of Contractor, or Contractor’s failure to secure and protect the Project from theft and vandalism

In the event Owner’s TIC is less than the target TIC, as adjusted herein, Contractor shall be entitled to a Cost Incentive equal [*] of the savings, up to a maximum incentive to Contractor of [*].

In the event that the cost of Contractor’s Work is less than $41,500,000 (“Target Price”), Contractor shall be entitled to an additional Cost Incentive equal to [*] of the savings, up to a maximum incentive of [*].

Schedule Incentive

Based upon equipment lead time, construction and permitting, the date for Substantial Completion (as defined in the Agreement) is May 31, 2009 (the “Substantial Completion Date”). However, it is Owner’s desire to achieve the Preliminary Reactor Installation (as defined on Exhibit B to the Agreement) by October 31, 2008 (the “Preliminary Reactor Installation Date”), the Mechanical Completion (as defined

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit D to Engineering, Procurement & Construction Management Agreement

(Page 79 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

on Exhibit B to the Agreement) by January 31, 2009 (the “Mechanical Completion Date”). In the event the Preliminary Reactor Installation, the Mechanical Completion or the Substantial Completion shall occur on or before the respective dates set forth above, Contractor shall be entitled to a “Schedule Incentive” equal to [*] for each such milestone. However, after the date of each such completion date, the applicable Schedule Incentive shall be reduced by [*] per day for every day the Preliminary Reactor Installation, the Mechanical Completion or the Substantial Completion, as applicable, is not achieved. However, in no event shall the Schedule Incentive be reduced below zero. The scheduled completion dates outlined above shall be adjusted pursuant to ARTICLE 6.3 of the Agreement and pursuant to ARTICLE 8 of the Agreement for any approved Change Orders

It is understood by both Parties that the TIC, Target Prcie, and Schedule Incentives outlined above are only intended to provide an incentive for Contractor to put forth extra efforts to minimize Project costs and meet the Contract Time Schedule. In no event, however, does Contractor represent or warrant to Owner that the TIC, Target Price, or the Contract Time Schedule will be achieved, and Contractor shall be paid for the Work pursuant to the Agreement regardless of the actual results of the TIC, Target Price, and/or Contract Time Schedule.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit D to Engineering, Procurement & Construction Management Agreement

(Page 80 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

CONSENT AND AGREEMENT

This CONSENT AND AGREEMENT, dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, this “Consent”), is entered into by and among [            ], a [            ] (together with its successors and assigns, the “Contracting Party”), HOKU MATERIALS, INC., a Delaware corporation (together with its successors and assigns, the “Borrower”), and [            ], in its capacity as Collateral Agent for the Secured Parties (as defined below) (together with its successors, designees and assigns in such capacity, the “Agent”) under the Intercreditor Agreement (as defined below).

RECITALS

A. The Borrower has entered into a Credit Agreement, dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions from time to time parties thereto as lenders, and [            ], as administrative agent (the “Administrative Agent”).

B. The Contracting Party has entered into [            ], dated as of [            ], 2007, (as amended, restated, supplemented or otherwise modified from time to time, the “Contract”), with the Borrower.

C. The Borrower intends to finance certain costs in connection with the development, construction, operation, maintenance and ownership of a polysilicon producing processing plant with a nominal capacity of 2,000 metric tons per year, located in Pocatello, Idaho (the “Project”), with funds borrowed by the Borrower pursuant to the terms of the Credit Agreement.

E. As collateral security for all obligations of the Borrower to the Secured Parties (as defined below), the Borrower has, inter alia, assigned all of its rights, title and interest (the “Assigned Interests”) in, to and under the Contract to the Agent pursuant to a Security Agreement, dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Borrower in favor of the Agent for the benefit of certain secured parties described therein (the “Secured Parties”) and in that certain Collateral Agency and Intercreditor Agreement, dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, Hoku Materials Holdings, Inc., the Agent, the Administrative Agent, the Contracting Party and the other Secured Parties party thereto.

F. Pursuant to the terms of the Intercreditor Agreement, the Secured Parties have appointed the Agent as collateral agent on their behalf and authorized the Agent to take certain actions and exercise such powers under the Secured Obligation Documents (as defined in the Intercreditor Agreement) as are provided for therein.

G. The Borrower has requested that the Contracting Party and the other parties hereto execute and deliver this Consent in fulfillment of certain obligations of the Borrower under the Credit Agreement.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit E to Engineering, Procurement & Construction Management Agreement

(Page 81 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Consent and Agreements.

(a) Subject to the terms and conditions of this Consent, the Contracting Party acknowledges and consents to the assignment as collateral security to the Agent, for the benefit of the Secured Parties, of the Assigned Interests. The Contracting Party further acknowledges the right of Agent or any designee of Agent, in exercise of Agent’s rights and remedies as a secured creditor of Borrower, to make all demands, give all notices, take all actions and exercise all rights of Borrower under the Contract.

(b) The Agent shall be entitled (but not obligated) to cure any defaults of the Borrower under the Contract in accordance with the provisions hereof. Upon receipt by the Contracting Party of written notice from the Agent, the Contracting Party agrees to (i) accept such cure by the Agent and, subject to the terms and conditions of the Contract and cure of such defaults, to render to the Secured Parties all performance due by it under the Contract and this Consent, and (ii) act solely on the instructions of the Agent, not the Borrower, with respect to the exercise of the Borrower’s rights under the relevant Contract. The Contracting Party agrees to make all payments to be made by it under the Contract directly to the Agent for the benefit of the Secured Parties upon receipt of the Agent’s written instructions to do so and any such payments made to the Agent by the Contracting Party shall be deemed to have been made by the Contracting Party in fulfillment of the Contracting Party’s obligations to the Borrower under the Contract.

(c) In all cases except as provided in the Contract or required by law, and in accordance with Section 1(e) hereof, the Contracting Party will not, without the prior written consent of the Agent (such consent not to be unreasonably withheld), (i) cancel or terminate the Contract or suspend performance of its services thereunder, or consent to or accept any cancellation, termination or suspension thereof by the Borrower, (ii) amend the Contract [NOTE: Exceptions will be limited to Change Orders otherwise permitted under the Agreement], or (iii) sell, assign or otherwise dispose (by operation of law or otherwise) of any part of its rights, title or interest in the Contract. The Borrower agrees to deliver copies of all notices of default, notices of the suspension of performance by Contracting Party, notices of force majeure or requests for change orders delivered by Contracting Party to Borrower under or pursuant to the Contract to the Agent promptly upon delivery thereof.

(d) The Contracting Party will not terminate or suspend performance of the Contract on account of any default or breach of the Borrower thereunder without written notice to the Agent and first providing to the Agent (i) 30 days from the date notice of default or breach is delivered to the Agent to cure such default if such default is the failure to pay amounts to the Contracting Party which are due and payable under the Contract, or (ii) a reasonable period, but not fewer than 60 days, to cure such breach or default if the breach or default cannot be cured by the payment of money to the Contracting Party so long as the Agent, the Borrower or their respective designee shall have commenced to cure the breach or default promptly following such notice and in any case within such 60-day period and thereafter diligently pursues such cure to completion (but in any event within not more than 120 days) and during such cure period performs all monetary obligations under the Contract and all other obligations under the Contract are performed by the Borrower or the Agent or their respective designees. For the avoidance of doubt and solely for the purposes of the preceding sentence, amounts not paid and subject to a dispute in good faith by the Borrower shall not be deemed to be a payment default. The Contracting Party shall not hinder the Agent’s or its designees’ efforts, and shall provide reasonable cooperation to the Agent and its designees, in effecting any cure of any default or breach of the Borrower under the Contract. Except in the event of a payment default under the Contract, if possession of the Project is necessary to cure such breach or default, and the Agent or its designees or assignees declares the Borrower in default under the Credit Agreement and within the 60-day period described above commences foreclosure proceedings, the Agent

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit E to Engineering, Procurement & Construction Management Agreement

(Page 82 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or its designees or assignees shall be allowed a reasonable period to complete such proceedings so long as (A) the Agent proceeds diligently and in good faith to do so and during such period performs all monetary obligations under the Contract, and (B) all other obligations under the relevant Contract are performed by the Borrower or the Agent or their respective designees. If the Agent or its designees or assignees are prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition so long as (1) the Agent proceeds diligently and in good faith to address such impediments and during such period performs all monetary obligations under the Contract, and (2) all other obligations under the Contract are performed by the Borrower or the Agent or their respective designees. The Contracting Party consents to the transfer of the Borrower’s interest under each Contract to the Agent or any purchaser, successor, assignee and/or designee (a “Subsequent Transferee”) of the Assigned Interests at a foreclosure sale by judicial or nonjudicial foreclosure and sale or by a conveyance by the Borrower in lieu of foreclosure and agrees that, notwithstanding any provision of the Contract to the contrary, upon such foreclosure, sale or conveyance, the Agent or such Subsequent Transferee shall be substituted for the Borrower under the Contract and the Contracting Party (a) shall recognize the Agent or the Subsequent Transferee, as the case may be, as its counter-party under the Contract, and (b) perform its obligations under the Contract in favor of the Agent or the Subsequent Transferee, as the case may be; provided that the Agent or such Subsequent Transferee (i) has elected to assume the rights and obligations of the Borrower (including the obligation to cure any then existing payment and performance defaults, but excluding any obligation to cure any then existing performance defaults which by their nature are incapable of being cured and which default that is incapable of being cured does not materially and adversely affect the rights of the Contracting Party under the Contract) under the Contract, and (ii) would reasonably be expected to have the capability to perform the Borrower’s obligations under the Contract.

(e) Subject to payment of all amounts due and unpaid to the Contracting Party and cure of all then existing payment and performance defaults, but excluding any obligation to cure any then existing performance defaults which by their nature are incapable of being cured and which default that is incapable of being cured does not materially and adversely affect the rights of the Contracting Party under the Contract, in the event the Contract is rejected or terminated by a trustee or debtor in possession in any bankruptcy or insolvency proceeding, or if the Contract is terminated for any reason other than a default which could have been but was not cured by the Agent as provided in Section 1(e) hereof, and if, within 45 days after such rejection or termination, the Agent shall so request, the Contracting Party shall execute and deliver to the Agent a new Contract having substantially identical terms to the Contract (subject to any conforming changes necessitated by the substitution of parties and such changes as may be necessary to compensate the Contracting Party for schedule and cost adjustments resulting from the passage of time).

(f) In the event the Agent or its designees or assignees elect to perform the Borrower’s obligations under a Contract or a new Contract is entered into as provided above in Sections 1(e) or (f), respectively, the liability of the Agent, or its designees or assignees, as the case may be, to the Contracting Party for the performance of obligations under such Contract, and the sole recourse of the Contracting Party in seeking the enforcement of such obligations, shall be limited to such parties’ rights, title and interest in the Project.

(g) Except as provided in Sections 1(e), (f) and (g) above, neither the Agent, its designees or assignees shall have any obligation or liability under the Contract, nor shall the Agent, its designees or assignees be obligated to perform any of the obligations or duties of the Borrower under the Contract or to take any action or collect or enforce any claim for payment or performance of the Assigned Interests.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit E to Engineering, Procurement & Construction Management Agreement

(Page 83 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Within 30 or 60 days, as the case may be pursuant to Section 1(e), of being notified by the Contracting Party that a Borrower default or breach has occurred under the Contract, the Agent shall notify the Contracting Party of its intent whether or not to cure any such Borrower default or breach. In the event the Agent fails to notify the Contracting Party within the time period described in the foregoing sentence that the Agent will cure such default or breach, the Contracting Party shall be entitled to assume that the Agent has elected not to cure such default or breach and the Contracting Party may then exercise all rights that the Contracting Party would have under the Contract, without regard to the provisions of this Consent. In the absence of such notice, no performance by the Agent, its designees or assignees under or pursuant to this Consent or otherwise (whether to cure a Borrower default or exercise rights under any provision hereof or otherwise) shall be construed as an assumption by the Agent, its designees or assignees of the obligations and duties of the Borrower under the Contract, unless otherwise expressly agreed in writing by the Agent, its assignees or designees, as the case may be. The Agent shall have the right to assign all or a pro rata interest in a Contract or a new Contract entered into pursuant to Section 1(f) to a person or entity to whom the Project is transferred, provided such transferee (i) assumes the obligations of the Borrower (or the Secured Parties) under such Contract and cure of any material defaults under such Contract has been effected as provided herein, and (ii) would reasonably be expected to have the capability to perform the Borrower’s obligations under such Contract. Upon such assignment, the Agent and the Secured Parties (including their agents and employees) shall be released from any further liability thereunder to the extent of the interest assigned.

2. Borrower’s Acknowledgment. The Borrower acknowledges and agrees that the Contracting Party is authorized to act in accordance with the Agent’s exercise of the Borrower’s rights in accordance with this Consent, and the Contracting Party may rely on any notice or instruction by the Agent in the purported exercise of the Agent’s rights and remedies hereunder.

3. Legal Opinion. The Contracting Party hereby agrees to deliver to the Agent a legal opinion (which may be from a senior in-house counsel), dated as of the dated hereof, substantially in form attached hereto as Addendum 1.

4. Payment of Monies. The Contracting Party hereby agrees to make all payments to be made by it to the Borrower under the Contract by wire transfer directly to:

(a) for all payments not covered by clause (b) hereof:

[                                  ]

ABA [                        ]

[                                  ]

Account Number: [            ]

FFC: Account No. [            ]

REF: [Hoku Materials] Revenue Account; or

(b) for all payments of liquidated damages and insurance proceeds:

[                              ]

ABA [                    ]

[                              ]

Account Number: [            ]

FFC: Account No. [            ]

REF: [Hoku Materials] Loss Proceeds Account,

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit E to Engineering, Procurement & Construction Management Agreement

(Page 84 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and any notices to [Depositary Bank] may be given to

the following address:

[                        ]

[                        ]

[                        ]

[                        ]

Attn: [                            ]

Telephone: [                            ]

Facsimile: [                            ]

Notwithstanding the foregoing, (i) if the Agent shall notify the Contracting Party in writing that an Event of Default under the Credit Agreement has occurred and is continuing, the Contracting Party shall make all payments to be made by it to the Borrower under the Contract directly to the Agent, for the benefit of the Secured Parties, to an account designated by the Agent in such written notice, and (ii) if any person has elected to become a Subsequent Transferee, then the Contracting Party shall make all payments to be made by it to the Borrower under the Contract directly to such Subsequent Transferee. Any payments made by the Contracting Party as provided under this Section 4 shall be deemed to have been made by the Contracting Party in fulfillment of the Contracting Party’s obligations under the Contract.

5. Representations and Warranties. The Contracting Party hereby represents and warrants, for the benefit of the Agent and the Secured Parties, as of the date hereof, that:

(a) it (i) is duly organized, validly existing and in good standing under the laws of [            ], and (ii) has all requisite organizational power and authority necessary to execute, deliver and perform its obligations under this Consent and the Contract;

(b) the execution, delivery and performance by the Contracting Party of the Contract and this Consent have been duly authorized by all necessary corporate action, and do not and will not require any further consents or approvals which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or breach any agreement presently in effect with respect to or binding on the Contracting Party, except for such breaches, defaults, or violations as will not, either individually or in the aggregate, result in a material adverse effect on the ability of the Contracting Party to perform its obligations under this Consent or the Contract;

(c) each of this Consent and the Contract constitutes legal, valid and binding obligations of the Contracting Party, enforceable against the Contracting Party in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) no authorizations, approvals or consents of any governmental or regulatory authority or agency or any other person, and no filings or registrations with any governmental authority or agency, are necessary for the execution, delivery or performance by the Contracting Party of this Consent, or for the validity or enforceability thereof, except for any authorizations, approvals, consents or filings which (i) have been made or obtained prior to the date hereof and are in full force and effect, or (ii) are obtainable in the ordinary course of business and are set forth on Addendum 2 to this Consent;

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit E to Engineering, Procurement & Construction Management Agreement

(Page 85 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e) except pursuant to this Consent and as expressly set forth in the Contract, the Contracting Party has not consented to any pledge, assignment or other transfer of any interest in the Contract;

(f) the Contract is in full force and effect and has not been amended, supplemented or modified (except as otherwise disclosed in writing to the Agent); and

(g) the Borrower has fulfilled all of its material obligations which are currently due under the Contract, and there are no breaches or unsatisfied conditions presently existing (or which would exist after the passage of time and/or giving of notice) that would allow the Contracting Party to terminate the Contract.

6. Limitation of Liability. The Contracting Party shall have no liability under this Consent to the Borrower. With respect to any undertaking by the Contracting Party which is susceptible to enforcement by specific enforcement as described in Section 7, where the Agent would receive the full benefit of this Consent through such specific performance, the Agent shall limit its remedy to specific performance. With respect to any other undertaking, acknowledgment, representation and warranty or other provision of this Consent, the Agent’s remedies shall not be so limited, provided that the Agent and the Borrower agree that the Contracting Party’s aggregate liability for monetary damages under this Consent and the Contract shall be limited as provided in the Contract. Under no circumstances shall the Contracting Party have any liability for any punitive, exemplary, consequential, indirect, incidental, or special damages (including by way of example, but not by way of limitation, loss of profits, nonpayment of principal or interest on loans, and cost of capital under the Credit Agreement).

7. Specific Performance. The Contracting Party acknowledges and agrees that the Borrower, the Agent, the Secured Parties and any Subsequent Transferee may be damaged irreparably in the event any of the provisions set forth in Sections 1 and 4 of this Consent (the “Applicable Provisions”) are not performed in accordance with their specific terms or are otherwise breached. Accordingly, the Contracting Party agrees that the Borrower, the Agent and/or any Subsequent Transferee may seek to enforce specifically this Consent and the Applicable Provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties hereto and the matter hereof (subject to the provisions set forth in Section 9), in addition to any other remedy to which it may be entitled, at law or in equity.

8. Governing Law. This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, United States of America, excluding its conflicts of law provisions (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

9. Submission to Jurisdiction. The parties hereto submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Consent or the transactions contemplated hereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

10. Counterparts. This Consent and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit E to Engineering, Procurement & Construction Management Agreement

(Page 86 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11. Severability. In case any one or more of the provisions contained in this Consent should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Amendment, Waiver. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Contracting Party, the Borrower and the Agent.

13. Notices. All notices required or permitted hereunder shall be in writing and shall be effective (a) upon receipt if hand delivered, (b) upon receipt if sent by facsimile and (c) if otherwise delivered, upon the receipt thereof. Any such notices to the Contracting Party or the Borrower shall be delivered to their respective addresses as specified in the Contract. Any such notices to the Agent shall be addressed as follows:

[                            ]

[                            ]

[                            ]

Attn: [                            ]

Telephone No.: [                            ]

Telecopy No.: [                            ]

If any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by providing 30 days’ notice to the other parties in the manner set forth hereinabove.

14. Third Party Beneficiaries. This Consent and the representations, covenants and agreements contained herein are and shall be held to be for the sole benefit of the parties hereto and the Secured Parties, and their respective successors and assigns.

15. Interpretation. All references in this Consent to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, and (b) shall include all documents, instruments or agreements issued or executed in replacement thereof in accordance with the terms thereof.

[SIGNATURE PAGE FOLLOWS]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit E to Engineering, Procurement & Construction Management Agreement

(Page 87 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Consent and Agreement to be duly executed and delivered as of the date first above written.

HOKU MATERIALS, INC,

By:

Name:

Title:

[                                         ]

By:

Name:

Title:

[                            ],

as Agent for the Secured Parties

By:

Name:

Title:

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit E to Engineering, Procurement & Construction Management Agreement

(Page 88 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ADDENDUM 1 TO EXHIBIT E

FORM OF OPINION OF CONTRACTING PARTY’S COUNSEL

[Letterhead of                             ]

        [Date]

[Agent]

[                        ]

[                        ]

[                        ]

Ladies and Gentlemen:

[We/I] have acted as counsel for [                    ], a [                    ] (the “Company”), in connection with that certain [Contract and Consent] (collectively, the “Contracts”). Capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Consent.

This letter is being delivered to you in satisfaction of the condition set forth in Section 3 of the Consent.

In this connection, [we/I] have examined such certificates of public officials, certificates of officers of the Company and copies certified to [our/my] satisfaction of corporate documents and records of the Company and of other papers, and have made such other investigations, as [we/I] have deemed relevant and necessary as a basis for [our/my] opinions hereinafter set forth. [We/I] have relied upon such certificates of public officials and of officers of the Company with respect to the accuracy of material factual matters contained therein which were not independently established.

Based on the foregoing, it is [our/my] opinion that:

1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of [            ].

2. The Contracts have been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of the Company, and are valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3. The execution and delivery of the Contracts, and fulfillment of and compliance with the respective provisions of the Contracts, do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any lien upon any of the properties or assets of the Company pursuant to, or require any authorization, consent, approval, exemption, or other action by or notice to or filing with any court, administrative or governmental body or other person or entity pursuant to, the charter or by-laws of the Company, any applicable law, statute, rule or regulation or (insofar as is known to us after having made due inquiry with respect thereto) any agreement, instrument, order, judgment or decree to which the Company is a party or otherwise subject.

Very truly yours,

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit E to Engineering, Procurement & Construction Management Agreement

(Page 89 of 90)

Execution Copy

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ADDENDUM 2 TO EXHIBIT E

AUTHORIZATIONS AND APPROVALS

[Contracting Party to provide, if any]

CONTRACTOR INITIALS & DATE: /s/ SNR 8/7/07	OWNER INITIALS & DATE: /s/ DS 8/7/07

Exhibit E to Engineering, Procurement & Construction Management Agreement

(Page 90 of 90)